AMALGAMATION AGREEMENT

THIS AMALGAMATION AGREEMENT (the “Agreement”) is made effective as of the 21st day of April, 2009 (the “Effective Date”).

AMONG:

CICERO RESOURCES CORP.
a company incorporated under the laws of the state of Nevada, with an executive office at 7251 West Lake Mead Boulevard, Suite 300, Las Vegas, Nevada 89128

(“Cicero”)

AND:

INTELIMAX MEDIA INC.
a company incorporated under the laws of the province of British Columbia, with an executive office at 555 West Hastings Street, Suite 2320, Vancouver, British Columbia V6B 4N4

(“Intelimax”)

WHEREAS:

A.
Cicero and Intelimax (collectively, the “Amalgamating Companies”) desire for business reasons to amalgamate (the “Amalgamation”) under the authority conferred by the Business Corporations Act (British Columbia), as amended (the “Act”), and the Amalgamating Companies have agreed to amalgamate and continue as one company (the “Amalgamated Company”) on the terms and subject to the conditions set forth in this Agreement;

B.
Cicero was incorporated in the state of Nevada on October 19, 2007, and its authorized share structure consists of (i) 150,000,000 shares of common stock with a par value of $0.00001 and (ii) 20,000,000 shares of preferred stock with a par value of $0.00001;

C.
Intelimax was incorporated on April 17, 2006 under the laws of the Province of British Columbia, and its authorized share capital consists of an unlimited number of common shares without par value; and

D.	The Amalgamating Companies desire that the Amalgamation become effective as soon as practicable after the completion of the closing of the transactions contemplated by this Agreement (the “Closing”).

NOW THEREFORE this Agreement witnesses that in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto covenant and agree as follows:

1.	AMALGAMATION

1.1
Subject to the provisions of this Agreement, the Amalgamating Companies hereby agree to amalgamate effective as of the Closing under the provisions of the Act and to continue as the Amalgamated Company on the terms and subject to the conditions set forth in this Agreement.

1.2
The name of the Amalgamated Company shall be “Intelimax Media Inc.”, which name shall be reserved by Cicero with the Registrar of Companies of the province of British Columbia (the “Registrar of Companies”).

1.3
The form of the Amalgamation Application and the Articles of the Amalgamated Company shall, subject to amendment, alteration or addition under the Act, be in the forms set forth in Schedules A and B, respectively, attached to this Agreement.

1.4	There will be no restrictions on the business the Amalgamated Company may carry on or the powers it may exercise.

1.5
The mailing and delivery address of the registered and records offices of the Amalgamated Company shall be at 925 West Georgia Street, Suite 1820, Vancouver, British Columbia V6C 3L2, until otherwise determined.

1.6	The authorized share capital of the Amalgamated Company shall consist of (i) 150,000,000 common shares with a par value of $0.00001, and (ii) 20,000,000 preferred shares with a par value of $0.00001.

1.7
The number of directors of the Amalgamated Company, until amended in accordance with the Articles of the Amalgamated Company, shall be set at four (4).  The first directors of the Amalgamated Company shall be as follows:

Charles Green	137 Oak Court, Anmore, BC, V3H 4W9

Michael Young	4431 Cambridge Street, Burnaby, BC, V5C 1H6

Ping Shen	1328 East 35th Avenue, Vancouver, BC, V5W 1C1

Richard Skujins	7375 Angus Drive, Vancouver, BC, V6P 5J8

1.8
The directors listed in subsection 1.7 of this Agreement shall carry on and continue the management and operation of the Amalgamated Company in such manner as they determine, subject to and in accordance with the articles of the Amalgamated Company and the provisions of the Act.

1.9
The following persons shall hold the offices set forth opposite their respective names and shall carry out their respective duties until they are relieved from such offices by the directors of the Amalgamated Company or until they sooner cease to hold such office:

Michael Young	President and Secretary

Charles Green	Chief Executive Officer

Ping Shen	Chief Financial Officer and Treasurer

Raymond Slee	Chief Technical Officer

1.10	The first annual reference date of the Amalgamated Company shall be set at a date no later than 18 months after the Amalgamation Application is accepted by the Registrar of Companies.

1.11
Upon the issuance of an Amalgamation Certificate by the Registrar of Companies pursuant to the Act, the issued and unissued shares of the Amalgamating Companies shall be cancelled or exchanged for shares of the Amalgamated Company as follows:

(a)	all of the unissued shares of each of the Amalgamating Companies shall be cancelled;

(b)	each one post-split issued and outstanding share of common stock of Cicero shall be exchanged for one common share in the capital of the Amalgamated Company;

(c)	each one issued and outstanding common share of Intelimax shall be exchanged for one common share in the capital of the Amalgamated Company;

and at the Closing the cancellations and exchanges set forth in this subsection 1.11 shall be deemed to have been made.

1.12
Upon the issuance of an Amalgamation Certificate by the Registrar of Companies pursuant to the Act, each one issued and outstanding common share purchase warrant of Intelimax shall be exchanged for one common share purchase warrant of the Amalgamated Company on the same terms and subject to the same conditions as the existing warrants.

1.13
After the Amalgamation becomes effective, the Amalgamated Company shall request that the shareholders of each Amalgamating Company surrender their share certificates for cancellation in exchange for receiving certificates representing shares of the Amalgamated Company on the basis set forth in subsection 1.11.  Until such surrender and exchange, the share certificate or certificates representing shares of the Amalgamating Companies held by each such shareholder shall constitute evidence of each such shareholder’s right to be registered as a shareholder of the Amalgamated Company.

1.14
The Amalgamated Company shall possess all the property, rights and privileges and shall be subject to all the liabilities, obligations, contracts, disabilities, claims and debts of the Amalgamating Companies as such exist immediately prior to the Amalgamation.

1.15
All rights of creditors against each of the Amalgamating Companies and all liens upon their assets shall be unimpaired by the Amalgamation and all debts, obligations, contracts, liabilities and duties of each of the Amalgamating Companies thenceforth shall attach to the Amalgamated Company and may be enforced against it.

1.16	No action or proceeding by or against any of the Amalgamating Companies shall abate or be affected by the Amalgamation.

1.17	The financial year-end of the Amalgamated Company shall be March 31 until changed by the directors of the Amalgamated Company.

2.	REPRESENTATIONS AND WARRANTIES

2.1	Representations and Warranties of Cicero

(a)
Organization; Power. Cicero is a company duly incorporated, validly existing and in good standing under the laws of the state of Nevada, and has all requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder.

(b)
Authorization. The execution, delivery and performance of this Agreement have been duly and validly authorized by all necessary corporate action of Cicero.  This Agreement, when executed and delivered by the parties thereto, shall constitute a legal, valid, and binding obligation of Cicero, enforceable against Cicero in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency and similar laws affecting the rights of creditors generally or judicial limits on equitable remedies.

(c)
Authorized Share Structure.  As of the date of this Agreement, the authorized share structure of Cicero consists of (i) 150,000,000 shares of common stock with a par value of $0.00001, of which 34,040,000 are issued and outstanding as of the date hereof, and (ii) 20,000,000 shares of preferred stock with a par value of $0.00001, none of which are issued and outstanding as of the date hereof.  Cicero has no other options, warrants or other rights, agreements or commitments of any character whatsoever convertible into, or exchangeable or exercisable for or otherwise requiring the issuance, sale or transfer by Cicero of any shares of Cicero or any securities convertible into, or exchangeable or exercisable for, or otherwise evidencing a right to acquire any shares of Cicero.  All outstanding shares of Cicero have been duly authorized and are validly issued as fully paid and non-assessable. Cicero shall have no more than 7,500,000 post-split shares of common stock issued and outstanding as of the Closing.

(d)	Conduct of Business. Cicero is not in default under, and no condition exists that with notice or lapse of time or both would constitute a default of Cicero under:

(i)	any mortgage, loan agreement, indenture, evidence of indebtedness, or other instrument evidencing borrowed money to which Cicero is a party or by which Cicero is bound; or

(ii)
any judgment, order or injunction of any court, arbitrator or governmental agency that would reasonably be expected to affect materially and adversely Cicero or Cicero’s business, financial condition or results of operations.

(e)	No Adverse Consequences. The execution, delivery and performance of this Agreement by Cicero will not:

(i)	result in the creation or imposition of any lien, security interest, charge or encumbrance on any of Cicero’s assets or properties;

(ii)	violate or conflict with, or result in a breach of, any provision of Cicero’s Articles of Incorporation or Bylaws;

(iii)	violate any law, judgment, order, injunction, decree, rule, regulation or ruling of any governmental authority applicable to Cicero; or

(iv)
conflict with, constitute grounds for termination or acceleration of, result in the breach of the terms, conditions, or provisions of, result in the loss of any benefit to Cicero under, or constitute a default under (whether by virtue of the application of a “change of control” provision or otherwise) any agreement, instrument, license or permit to which either Cicero is a party or by which Cicero is bound.

(f)	Liabilities. None of the assets or properties of Cicero is subject to any material liability or obligation.

(g)
Litigation. There are no actions, suits, proceedings, orders, investigations, or claims pending or, to the knowledge of Cicero, threatened against Cicero or any of its properties or assets, at law or in equity, and Cicero is not subject to any arbitration proceedings or, to its knowledge, any governmental investigations or inquiries.

(h)
Tax Matters. Cicero has filed all local and foreign tax returns and reports required to be filed and has paid all taxes shown as due thereon, and no taxing authority has asserted any deficiency in the payment of any tax or has informed Cicero that it intends to assert any such deficiency or to make any audit or other investigation of Cicero for the purpose of determining whether such a deficiency should be asserted against Cicero.

(i)
Compliance with Laws. Cicero is in material compliance with all laws, statutes, ordinances, regulations, orders, judgments or decrees applicable to it, the enforcement of which, if Cicero were not in compliance therewith, would have a material adverse effect on the business and operations of Cicero. Cicero has not received any notice of any asserted present or past failure by Cicero to comply with such laws, statutes, ordinances, regulations, orders, judgments or decrees.

(j)
Environmental, Health and Safety Matters. Cicero has obtained, has complied with, and is in compliance with, in each case in all material respects, all permits, licenses and other authorizations that are required pursuant to applicable environmental, health and safety legislation for the operation of Cicero’s business. Cicero has not received any written or oral notice, report or other information regarding any actual or alleged material violation of any applicable environmental, health and safety legislation, or any material liabilities or potential material liabilities (whether accrued, absolute, contingent, unliquidated or otherwise), including any material investigatory, remedial or corrective obligations, relating to its business arising under applicable environmental, health and safety legislation.

(k)
Financial Statements. The financial statements of Cicero which are publicly available on EDGAR online have been prepared in accordance with generally accepted accounting principles in the United States.

(l)
Accuracy of Representations and Warranties. None of the representations and warranties of Cicero contain any untrue statement of material fact or omit any material fact necessary to the statements contained in this Agreement not misleading.

2.2	Representations and Warranties of Intelimax

(a)
Organization; Power. Intelimax is a company duly incorporated, validly existing and in good standing under the laws of the province of British Columbia, and has all requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder.

(b)
Authorization. The execution, delivery and performance of this Agreement have been duly and validly authorized by all necessary corporate action of Intelimax. This Agreement, when executed and delivered by the parties thereto, shall constitute a legal, valid and binding obligation of Intelimax, enforceable against Intelimax in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency and similar laws affecting the rights of creditors generally or judicial limits on equitable remedies.

(c)
Authorized Share Capital.  As of the date of this Agreement, the authorized share capital of Intelimax consists of an unlimited number of common shares without par value of which 15,929,157 are issued and outstanding as of the date hereof and 785,000 common share purchase warrants exercisable into 785,000 common shares issued and outstanding as of the date hereof. Intelimax has no other options, warrants or other rights, agreements or commitments of any character whatsoever convertible into, or exchangeable or exercisable for or otherwise requiring the issuance, sale or transfer by Intelimax of any shares of Intelimax or any securities convertible into, or exchangeable or exercisable for, or otherwise evidencing a right to acquire any shares of Intelimax. All outstanding shares of Intelimax have been duly authorized and are validly issued as fully paid and non-assessable.

(d)	Conduct of Business. Intelimax is not in default under, and no condition exists that with notice or lapse of time or both would constitute a default of Intelimax under:

(i)	any mortgage, loan agreement, indenture, evidence of indebtedness, or other instrument evidencing borrowed money to which Intelimax is a party or by which Intelimax is bound; or

(ii)
any judgment, order or injunction of any court, arbitrator or governmental agency that would reasonably be expected to affect materially and adversely Intelimax or Intelimax’s business, financial condition or results of operations.

(e)	No Adverse Consequences. The execution, delivery and performance of this Agreement by Intelimax will not:

(i)	result in the creation or imposition of any lien, security interest, charge or encumbrance on any of Intelimax’s assets or properties;

(ii)	violate or conflict with, or result in a breach of, any provision of Intelimax’s Articles;

(iii)	violate any law, judgment, order, injunction, decree, rule, regulation or ruling of any governmental authority applicable to Intelimax; or

(iv)
conflict with, constitute grounds for termination or acceleration of, result in the breach of the terms, conditions, or provisions of, result in the loss of any benefit to Intelimax under, or constitute a default under (whether by virtue of the application of a “change of control” provision or otherwise) any agreement, instrument, license or permit to which either Intelimax is a party or by which Intelimax is bound.

(f)	Liabilities. None of the assets or properties of Intelimax is subject to any material liability or obligation.

(g)
Litigation. There are no actions, suits, proceedings, orders, investigations or claims pending or, to the knowledge of Intelimax, threatened against Intelimax or any of its properties or assets, at law or in equity, and Intelimax is not subject to any arbitration proceedings or, to its knowledge, any governmental investigations or inquiries.

(h)
Tax Matters. Intelimax has filed all Canadian, provincial, local and foreign tax returns and reports required to be filed and has paid all taxes shown as due thereon, and no taxing authority has asserted any deficiency in the payment of any tax or has informed Intelimax that it intends to assert any such deficiency or to make any audit or other investigation of Intelimax for the purpose of determining whether such a deficiency should be asserted against Intelimax.

(i)
Compliance with Laws. Intelimax is in material compliance with all laws, statutes, ordinances, regulations, orders, judgments or decrees applicable to it, the enforcement of which, if Intelimax were not in compliance therewith, would have a material adverse effect on the business and operations of Intelimax. Intelimax has not received any notice of any asserted present or past failure by Intelimax to comply with such laws, statutes, ordinances, regulations, orders, judgments or decrees.

(j)
Environmental, Health and Safety Matters. Intelimax has obtained, has complied with, and is in compliance with, in each case in all material respects, all permits, licenses and other authorizations that are required pursuant to applicable environmental, health and safety legislation for the operation of Intelimax’s business. Intelimax has not received any written or oral notice, report or other information regarding any actual or alleged material violation of any applicable environmental, health and safety legislation, or any material liabilities or potential material liabilities (whether accrued, absolute, contingent, unliquidated or otherwise), including any material investigatory, remedial or corrective obligations, relating to its business arising under applicable environmental, health and safety legislation.

(k)
Permits and Licenses. Intelimax holds, and at all times has held, all permits necessary to operate its business pursuant to all applicable statutes, laws, ordinances, rules and regulations of all government bodies, agencies and other authorities, except when the failure to hold any permit would not have a material adverse effect on its business. Intelimax is in material compliance with all the terms of each permit, and there are no claims of material violation by Intelimax of any permit. All applicable government entities and agencies that have issued any permits have consented or, prior to the Closing, shall have consented (when such consent is necessary) to the Amalgamation without requiring any modification of Intelimax’s rights or obligations under such permits.

(l)	Financial Statements. The financial statements of Intelimax shall have been prepared in accordance with generally accepted accounting principles in the Canada.

(m)
Accuracy of Representations and Warranties.  None of the representations or warranties of Intelimax contain any untrue statement of material fact or omit any material fact necessary to make the statements contained in this Agreement not misleading.

2.3
All representations, warranties, covenants and agreements made in this Agreement or in any exhibit, schedule, certificate or agreement delivered in accordance with this Agreement shall survive the Closing for a period of not less than six (6) months.

3.	CONDITIONS PRECEDENT

3.1	Conditions Precedent to Cicero’s Obligations

(a)	Financial Statements. Prior to the Closing, Intelimax shall have furnished Cicero with:

(i)	audited financial statements for the fiscal years ended March 31, 2007 and March 31, 2008; and

(ii)	auditor reviewed financial statements for the nine month period ended December 31, 2008 or audited financial statements for the year ended March 31, 2009.

(b)	Available Information. Prior to the Closing, Intelimax shall have provided Cicero with all available information regarding the business of Intelimax.

(c)
Shareholder Adoption. Prior to the Closing, Intelimax shall have submitted this Agreement to its shareholders for approval and adoption, and the shareholders of Intelimax shall have adopted this Agreement pursuant to section 271 of the Act.

(d)
Representations and Warranties. Each of the representations and warranties made by Intelimax in this Agreement shall be true and correct in all material respects at the Closing with the same effect as though such representations and warranties were made at that time, except for changes contemplated, permitted or required by this Agreement. Intelimax shall have performed and complied with all agreements, covenants and conditions required of Intelimax under this Agreement.

(e)
No Proceeding or Litigation. No action, investigation, suit or proceeding by or before any court, government or regulatory authority shall have been commenced and be continuing against Intelimax, and no action, investigation, suit or proceeding shall have been threatened against Intelimax or any of its affiliates, associates, officers or directors, seeking to restrain, prevent or alter the terms of this Agreement, questioning the validity or legality of this Agreement or seeking damages in connection with this Agreement.

(e)
Material Change. Intelimax shall not have suffered any material adverse change in its business, prospects, financial condition, working capital, assets, liabilities (absolute, accrued, contingent, or otherwise) or operations.

(f)
Corporate Action. Intelimax shall have furnished Cicero with a copy, certified by an authorized signatory of Intelimax, of Intelimax’s resolutions authorizing the execution, delivery and performance of this Agreement.

3.2	Conditions Precedent to Intelimax’s Obligations

(a)
Private Placement. Prior to the Closing, Cicero shall have raised a minimum of $35,000 through a private placement of shares of its common stock at a price of $0.005 per share (the “Private Placement”).

(b)	Reverse Split. Prior to the Closing and the Private Placement, Cicero shall have executed a 100 to 1 reverse split of the issued and outstanding shares of its common stock.

(c)
Conversion and Continuation. Prior to the Closing, Cicero shall have converted out of the corporate jurisdiction of the state of Nevada pursuant to Chapter 92A of the Nevada Revised Statutes and shall have continued into the corporate jurisdiction of the province of British Columbia pursuant to the Business Corporations Act (British Columbia) (the “Continuation”).

(d)	Director Appointment. Prior to the Closing, Cicero shall appoint Michael Young to its Board of Directors.

(e)	Available Information. Prior to the Closing, Cicero shall have provided Intelimax with all available information regarding the business of Cicero.

(f)
Shareholder Adoption. Prior to the Closing, Cicero shall have submitted this Agreement to the holders of any shares of any class or series of Cicero for approval and adoption, and the holders of any shares of any class or series of Cicero shall have adopted this Agreement pursuant to the Nevada Revised Statutes.

(g)
Representations and Warranties. Each of the representations and warranties made by Cicero in this Agreement shall be true and correct in all material respects at the Closing with the same effect as though such representations and warranties were made at that time, except for changes contemplated, permitted or required by this Agreement. Cicero shall have performed and complied with all agreements, covenants, and conditions required of Cicero under this Agreement.

(h)
No Proceeding or Litigation. No action, investigation, suit or proceeding by or before any court, government or regulatory authority shall have been commenced and be continuing against Cicero, and no action, investigation, suit or proceeding shall have been threatened against Cicero or any of its affiliates, associates, officers or directors, seeking to restrain, prevent or alter the terms of this Agreement, questioning the validity or legality of this Agreement or seeking damages in connection with this Agreement.

(i)
Material Change. Cicero shall not have suffered any material adverse change in its business, prospects, financial condition, working capital, assets, liabilities (absolute, accrued, contingent, or otherwise) or operations.

(j)
Corporate Action. Cicero shall have furnished Intelimax with a copy, certified by an authorized signatory of Cicero, of Cicero’s resolutions authorizing the execution, delivery and performance of this Agreement.

4.	COVENANTS OF INTELIMAX

4.1
Intelimax acknowledges that Cicero is a fully reporting public company in the United States and that the Amalgamated Company shall become subject to the filing requirements of British Columbia Instrument 51-509 following the Continuation and Amalgamation, and covenants to ensure that the Amalgamated Company remains current with all applicable securities laws and regulations.

4.2
Intelimax shall ensure that the Amalgamated Company consents to removing the restrictive legends on any shares of the common stock of the Amalgamated Company held by First Centerline Investments Ltd., or any permitted transferee thereof, 12 months after the Closing, in accordance with applicable U.S. securities laws.

4.3
If, due to no fault of Cicero, this Agreement is terminated in accordance with section 7, Intelimax shall repay any and all legal costs incurred by Cicero in connection with the Amalgamation, including any costs associated with the drafting of this Agreement, up to a maximum of $20,000. Any such repayment shall be delivered to Cicero within 30 days of such termination. This provision shall survive the termination of this Agreement until such time as Intelimax is able to fulfill the obligations created herein.

4.4	Intelimax shall submit to the British Columbia Securities Commission Personal Information Forms for each of the Amalgamated Company’s officers and directors within 10 days of the Closing.

4.5
From time to time, as and when required by the Amalgamated Company or by its successors or assigns, Intelimax shall execute and deliver such deeds, assignments and other instruments, and shall take or cause to be taken such further action, as shall be appropriate, advisable or necessary in order to vest, perfect or confirm, on record or otherwise, in the Amalgamated Company the title to and possession of all property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Intelimax, and otherwise to carry out the purposes of this Agreement. The officers and directors of the Amalgamated Company are fully authorized in the name of and on behalf of Intelimax, or otherwise, to take any and all such actions and to execute and deliver any and all such deeds and other instruments as may be necessary or appropriate to accomplish the foregoing.

5.	COVENANTS OF CICERO

5.1	At the Closing, Melanie Williams shall resign from her positions as an officer and director of Cicero.

5.2	At least 15 days prior to the Closing, the board of directors of Cicero shall approve the appointment of Michael Young to its board of directors.

5.3
From time to time, as and when required by the Amalgamated Company or by its successors or assigns, Cicero shall execute and deliver such deeds, assignments and other instruments, and shall take or cause to be taken such further action, as shall be appropriate, advisable or necessary in order to vest, perfect or confirm, on record or otherwise, in the Amalgamated Company the title to and possession of all property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Cicero, and otherwise to carry out the purposes of this Agreement. The officers and directors of the Amalgamated Company are fully authorized in the name of and on behalf of Cicero, or otherwise, to take any and all such actions and to execute and deliver any and all such deeds and other instruments as may be necessary or appropriate to accomplish the foregoing.

6.	JOINT COVENANTS

6.1
Without limiting any other obligations of Cicero and Intelimax herein, Cicero and Intelimax covenant and agree to each use their best efforts to comply with all applicable securities laws and to satisfy the conditions set forth in this Agreement.

6.2
Cicero or Intelimax covenant and agree with each other that no press releases, other public announcements or notices concerning the transactions contemplated by this Agreement shall be made by either party without the prior written consent of the other party, which consent shall not be unreasonably withheld; provided, however, that nothing herein shall prevent the parties from supplying information or making statements as required by any government authority or in order for the parties to satisfy their legal obligations (prompt notice of which shall, in any such case, be given to the parties).

6.3
Cicero and Intelimax covenant and agree with each other that they will sign, execute and deliver and complete any and all other documents or instruments necessary to give full force and effect to the provisions and intent of this agreement.  Without limiting the foregoing, each of Cicero and Intelimax shall use commercially reasonable efforts to apply for and obtain, and cooperate in applying for and obtaining:

(a)	the approval of its shareholders required for the implementation of the Amalgmation; and

(b)	such other consents, orders or approvals may be necessary or desirable for the implementation of the Amalgamation, including those referred to in subsections 3.1 and 3.2.

7.	TERMINATION AND ABANDONMENT

7.1
At any time before the Closing, this Agreement may be terminated and the Amalgamation abandoned by the mutual consent of Cicero and Intelimax, notwithstanding approval of this Agreement by the holders of any shares of any class or series of Cicero or Intelimax.

7.2	This Agreement shall terminate automatically if the Closing does not occur within six (6) months of the date of this Agreement.

8.	INDEMNIFICATION

8.1
Notwithstanding any investigation by Cicero, from and after the Closing, Intelimax shall indemnify, hold harmless, and defend Cicero and its subsidiaries, shareholders, affiliates, officers, directors, employees, agents, successors and permitted assigns (collectively, “Cicero’s Indemnified Persons”) from and against, and reimburse each of Cicero’s Indemnified Persons with respect to, any and all losses, damages, liabilities, costs, and expenses, including interest from the date of such loss to the time of payment, penalties, and reasonable attorney fees (collectively, “Damages”) incurred by any of Cicero’s Indemnified Persons by reason of or arising out of or in connection with any breach or inaccuracy of any Amalgamated representation or warranty of Intelimax made in this Agreement, and any failure by Intelimax to perform any covenant required to be performed by Intelimax pursuant to this Agreement. This indemnification extends to any Damages suffered by any of Cicero’s Indemnified Persons, whether or not a claim is made against any of Cicero’s Indemnified Persons by any third party. Intelimax’s liability pursuant to this indemnification shall not exceed the consideration Intelimax shall receive pursuant to this Agreement.

8.2
Notwithstanding any investigation by Intelimax, from and after the Closing, Cicero shall indemnify, hold harmless, and defend Intelimax and its subsidiaries, shareholders, affiliates, officers, directors, employees, agents, successors and permitted assigns (collectively, “Intelimax’s Indemnified Persons”) from and against, and reimburse each of Intelimax’s Indemnified Persons with respect to, any and all Damages incurred by any of Intelimax’s Indemnified Persons by reason of or arising out of or in connection with any breach or inaccuracy of any representation or warranty of Cicero made in this Agreement, and any failure by Cicero to perform any covenant required to be performed by Cicero pursuant to this Agreement. This indemnification extends to any Damages suffered by any of Intelimax’s Indemnified Persons, whether or not a claim is made against any of Intelimax’s Indemnified Persons by any third party. Cicero’s liability pursuant to this indemnification shall not exceed the consideration Cicero shall receive pursuant to this Agreement.

9.	GENERAL PROVISIONS

9.1
Waiver. The failure of any party to comply with any obligation, covenant, agreement or condition in this Agreement may be waived by the party entitled to the performance of such obligation, covenant or agreement or by the party who has the benefit of such condition, but such waiver or failure to insist on strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

9.2	Amendment. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

9.3	Assignment. This Agreement may not be assigned by either party without the prior written consent of the other party hereto.

9.4
Notices. Any notice or communication required or permitted to be given under this Agreement shall be given in writing and shall be considered to have been given if delivered by hand, transmitted by facsimile transmission or mailed by prepaid registered post in Canada or in the United States, to the address or facsimile transmission number of each party set out below:

To Cicero:

Cicero Resources Corp.
Attention: Melanie Williams
7251 West. Lake Mead Boulevard, Suite 300
Las Vegas Nevada 89128
Facsimile: 604 632 1730

To Intelimax:

Intelimax Media Inc.
Attention: Michael Young
555 West Hastings Street, Suite 2320
Vancouver, British Columbia V6B 4N4
Facsimile: 604 909 5169

or to such other address or facsimile transmission number as either party may designate in the manner set out above.

Any notice or communication shall be considered to have been received:

(a)
if delivered by hand during business hours on a business day, upon receipt by a responsible representative of the receiving party, and if not delivered during business hours, upon the commencement of business on the next business day;

(b)
if sent by facsimile transmission during business hours on a business day, upon the sender receiving confirmation of the transmission, and if not transmitted during business hours, upon the commencement of business on the next business day; and

(c)
if mailed by prepaid registered post in Canada or the United States, upon the fifth business day following posting; except that, in the case of a disruption or an impending or threatened disruption in postal services every notice or communication shall be delivered by hand or sent by facsimile transmission.

9.5	Arbitration. All disputes arising under this Agreement shall be arbitrated by a mediator agreed upon by the parties prior to commencing any litigation.

9.6	Currency. All references to currency in this Agreement are to U.S. dollars unless otherwise stated.

9.7	Time of the Essence. Time shall be of the essence of this Agreement.

9.8
Invalidity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision and any such invalid or unenforceable provision shall be deemed to be severable.

9.9
Entire Agreement. The provisions of this Agreement constitute the entire agreement between the parties and supersede all previous communications, representations and agreements, whether oral or written, between the parties with respect to the subject matter of this Agreement.

9.10
Enurement. This Agreement shall enure to the benefit of and be binding upon the parties and, except as otherwise provided or as would be inconsistent with the provisions of this Agreement, their respective heirs, executors, administrators, successors and assigns.

9.11	Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia, Canada without regard to its conflicts of laws provisions.

9.12
Independent Legal Advice. Each of the parties to this Agreement confirms and acknowledges that it has been provided with the opportunity to seek independent legal advice with respect to its rights, entitlements, liabilities and obligations hereunder and understands that it has been recommended that such advice be sought prior to entering into this Agreement.

9.13
Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. In the event that this Agreement is signed by one party and faxed or submitted by other electronic means to another, the parties agree that a faxed or electronic signature shall be binding upon the parties as though the signature was an original.

IN WITNESS WHEREOF each of the Amalgamating Companies have duly executed this Agreement on the day and year first written above.

CICERO RESOURCES CORP.

Per:

/s/ Melanie Williams
Melanie Williams, President

INTELIMAX MEDIA INC.

Per:

/s/ Michael Young
Michael Young, President

SCHEDULE A
Amalgamation Application
(see attached)

BRITISH COLUMBIA
The Best Place on Earth

Ministry of Finance
BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
Location:
2nd Floor – 940 Blanshard Street
Victoria BC
www.fin.gov.bc.ca/registries

Telephone: 250 356-8626

AMALGAMATION APPLICATION

FORM 13 – BC COMPANY

Section 275 *Business Corporations Act*

DO NOT MAIL THIS FORM to the BC Registry Services unless you are instructed to do so by registry staff. The Regulation under the *Business Corporations Act* requires the electronic version of this form to be filed on the Internet at www.corporateonline.gov.bc.ca

Freedom of Information and Protection of Privacy Act (FOIPPA): Personal information provided on this form is collected, used and disclosed under the authority of the *FOIPPA* and the *Business Corporations Act* for the purposes of assessment. Questions regarding the collection, use and disclosure of personal information can be directed to the Executive Coordinator of the BC Registry Services at 250 356-1198, PO Box 9431 Stn Prov Govt, Victoria BC V8W 9V3.

A INITIAL INFORMATION – *When the amalgamation is complete, your company will be a BC limited company.*

What kind of company(ies) will be involved in this amalgamation?
(Check all applicable boxes.)

☐ BC company

☐ BC unlimited liability company

B NAME OF COMPANY – *Choose **one** of the following:*

☐ The name ______________________________ is the name reserved for the amalgamated company. The name reservation number is: ______________ ,

OR

☐ The company is to be amalgamated with a name created by adding "B.C. Ltd." after the incorporation number,

OR

☐ The amalgamated company is to adopt, as its name, the name of one of the amalgamating companies.

The name of the amalgamating company being adopted is:

____

The incorporation number of that company is: ______________

Please note: If you want the name of an amalgamating corporation that is a foreign corporation, you must obtain a name approval before completing this amalgamation application.

C AMALGAMATION STATEMENT – *Please indicate the statement applicable to this amalgamation.*

☐ **With Court Approval:**
This amalgamation has been approved by the court and a copy of the entered court order approving the amalgamation has been obtained and has been deposited in the records office of each of the amalgamating companies.

OR

☐ **Without Court Approval:**
This amalgamation has been effected without court approval. A copy of all of the required affidavits under section 277(1) have been obtained and the affidavit obtained from each amalgamating company has been deposited in that company's records office.

FORM 13/WEB Rev. 2007 / 12 / 18

Page 1

D AMALGAMATION EFFECTIVE DATE – *Choose **one** of the following:*

☐ The amalgamation is to take effect at the time that this application is filed with the registrar.

☐ The amalgamation is to take effect at 12:01a.m. Pacific Time on ____________ (YYYY / MM / DD) being a date that is not more than ten days after the date of the filing of this application.

☐ The amalgamation is to take effect at ________ ☐ a.m. or ☐ p.m. Pacific Time on ____________ (YYYY / MM / DD) being a date and time that is not more than ten days after the date of the filing of this application.

E AMALGAMATING CORPORATIONS

Enter the name of each amalgamating corporation below. For each company, enter the incorporation number. If the amalgamating corporation is a foreign corporation, enter the foreign corporation's jurisdiction and if registered in BC as an extraprovincial company, enter the extraprovincial company's registration number. Attach an additional sheet if more space is required.

NAME OF AMALGAMATING CORPORATION	BC INCORPORATION NUMBER, OR EXTRAPROVINCIAL REGISTRATION NUMBER IN BC	FOREIGN CORPORATION'S JURISDICTION
1.		
2.		
3.		
4.		
5.		

F FORMALITIES TO AMALGAMATION

If any amalgamating corporation is a foreign corporation, section 275 (1)(b) requires an authorization for the amalgamation from the foreign corporation's jurisdiction to be filed.

☐ This is to confirm that each authorization for the amalgamation required under section 275(1)(b) is being submitted for filing concurrently with this application.

G CERTIFIED CORRECT – I have read this form and found it to be correct.

This form must be signed by an authorized signing authority for each of the amalgamating companies as set out in Item E.

NAME OF AUTHORIZED SIGNING AUTHORITY FOR THE AMALGAMATING CORPORATION	SIGNATURE OF AUTHORIZED SIGNING AUTHORITY FOR THE AMALGAMATING CORPORATION	DATE SIGNED YYYY / MM / DD
1.	X	
2.	X	
3.	X	
4.	X	
5.	X	

FORM 13/WEB Rev. 2007 / 12 / 18

Page 2

NOTICE OF ARTICLES

A NAME OF COMPANY

Set out the name of the company as set out in Item B of the Amalgamation Application.

B TRANSLATION OF COMPANY NAME

Set out every translation of the company name that the company intends to use outside of Canada.

C DIRECTOR NAME(S) AND ADDRESS(ES)

Set out the full name, delivery address and mailing address (if different) of every director of the company. The director may select to provide either (a) the delivery address and, if different, the mailing address for the office at which the individual can usually be served with records between 9 a.m. and 4 p.m. on business days or (b) the delivery address and, if different, the mailing address of the individual's residence. The delivery address must not be a post office box. Attach an additional sheet if more space is required.

LAST NAME	FIRST NAME		MIDDLE NAME	
DELIVERY ADDRESS		PROVINCE/STATE	COUNTRY	POSTAL CODE/ZIP CODE
MAILING ADDRESS		PROVINCE/STATE	COUNTRY	POSTAL CODE/ZIP CODE
LAST NAME	FIRST NAME		MIDDLE NAME	
DELIVERY ADDRESS		PROVINCE/STATE	COUNTRY	POSTAL CODE/ZIP CODE
MAILING ADDRESS		PROVINCE/STATE	COUNTRY	POSTAL CODE/ZIP CODE
LAST NAME	FIRST NAME		MIDDLE NAME	
DELIVERY ADDRESS		PROVINCE/STATE	COUNTRY	POSTAL CODE/ZIP CODE
MAILING ADDRESS		PROVINCE/STATE	COUNTRY	POSTAL CODE/ZIP CODE
LAST NAME	FIRST NAME		MIDDLE NAME	
DELIVERY ADDRESS		PROVINCE/STATE	COUNTRY	POSTAL CODE/ZIP CODE
MAILING ADDRESS		PROVINCE/STATE	COUNTRY	POSTAL CODE/ZIP CODE

FORM 13/WEB Rev. 2007 / 12 / 18

NOA Page 1

D REGISTERED OFFICE ADDRESSES

DELIVERY ADDRESS OF THE COMPANY'S REGISTERED OFFICE	PROVINCE	POSTAL CODE
	BC	

MAILING ADDRESS OF THE COMPANY'S REGISTERED OFFICE	PROVINCE	POSTAL CODE
	BC	

E RECORDS OFFICE ADDRESSES

DELIVERY ADDRESS OF THE COMPANY'S RECORDS OFFICE	PROVINCE	POSTAL CODE
	BC	

MAILING ADDRESS OF THE COMPANY'S RECORDS OFFICE	PROVINCE	POSTAL CODE
	BC	

F AUTHORIZED SHARE STRUCTURE

Identifying name of class or series of shares	Maximum number of shares of this class or series of shares that the company is authorized to issue, or indicate there is no maximum number.		Kind of shares of this class or series of shares.			Are there special rights or restrictions attached to the shares of this class or series of shares?	
	THERE IS NO MAXIMUM (✔)	MAXIMUM NUMBER OF SHARES AUTHORIZED	WITHOUT PAR VALUE (✔)	WITH A PAR VALUE OF ($)	Type of currency	YES (✔)	NO (✔)

FORM 13/WEB Rev. 2007 / 12 / 18

NOA Page 2

SCHEDULE B
Articles of the Amalgamated Company
(see attached)

ARTICLES

TABLE OF CONTENTS

1.           INTERPRETATION
1.1           Definitions
1.2           Business Corporations Act and Interpretation Act Definitions Applicable
2.           SHARES AND SHARE CERTIFICATES
2.1           Authorized Share Structure
2.2           Form of Share Certificate
2.3           Shareholder Entitled to Certificate or Acknowledgment
2.4           Delivery by Mail
2.5           Replacement of Worn Out or Defaced Certificate or Acknowledgement
2.6           Replacement of Lost, Stolen or Destroyed Certificate or Acknowledgement
2.7           Splitting Share Certificates
2.8           Certificate Fee
2.9           Recognition of Trusts
3.           ISSUE OF SHARES
3.1           Directors Authorized
3.2           Commissions and Discounts
3.3           Brokerage
3.4           Conditions of Issue
3.5           Share Purchase Warrants and Rights
4.           SHARE REGISTERS
4.1           Central Securities Register
4.2           Closing Register
5.           SHARE TRANSFERS
5.1           Registering Transfers
5.2           Form of Instrument of Transfer
5.3           Transferor Remains Shareholder
5.4           Signing of Instrument of Transfer
5.5           Inquiry as to Title Not Required
5.6           Transfer Fee
6.           TRANSMISSION OF SHARES
6.1           Legal Personal Representative Recognized on Death
6.2           Rights of Legal Personal Representative

7.           PURCHASE OF SHARES
7.1           Company Authorized to Purchase Shares
7.2           Purchase When Insolvent
7.3           Sale and Voting of Purchased Shares
9.           ALTERATIONS
9.1           Alteration of Authorized Share Structure
9.3           Change of Name
9.4           Other Alterations
10.           MEETINGS OF SHAREHOLDERS
10.1           Annual General Meetings
10.2           Resolution Instead of Annual General Meeting
10.3           Calling of Meetings of Shareholders
10.4           Location of Meetings of Shareholders
10.5           Notice for Meetings of Shareholders
10.6           Notice of Resolution to Which Shareholders May Dissent
10.7           Record Date for Notice
10.8           Record Date for Voting
10.9           Failure to Give Notice and Waiver of Notice
10.10         Notice of Special Business at Meetings of Shareholders3
11.           PROCEEDINGS AT MEETINGS OF SHAREHOLDERS
11.1           Special Business
11.2           Special Majority
11.3           Quorum
11.4           One Shareholder May Constitute Quorum
11.5           Other Persons May Attend
11.6           Requirement of Quorum
11.7           Lack of Quorum
11.8           Lack of Quorum at Succeeding Meeting
11.9           Chair
11.10                      Selection of Alternate Chair
11.11                      Adjournments
11.12                      Notice of Adjourned Meeting
11.13                      Decisions by Show of Hands or Poll
11.14                      Declaration of Result
11.15                      Motion Need Not be Seconded
11.16                      Casting Vote
11.17                      Manner of Taking Poll
11.18                      Demand for Poll on Adjournment
11.19                      Chair Must Resolve Dispute
11.20                      Casting of Votes
11.21                      Demand for Poll
11.22                      Demand for Poll Not to Prevent Continuance of Meeting
11.23                      Retention of Ballots and Proxies

12.           VOTES OF SHAREHOLDERS
12.1           Number of Votes by Shareholder or by Shares
12.2           Votes of Persons in Representative Capacity
12.3           Votes by Joint Holders
12.4           Legal Personal Representatives as Joint Shareholders
12.5           Representative of Corporate Shareholder
12.6           Proxy Provisions Do Not Apply to All Companies
12.7           Appointment of Proxy Holders
12.8           Alternate Proxy Holders
12.9           When Proxy Holder Need Not Be Shareholder
12.10                      Deposit of Proxy
12.11                      Validity of Proxy Vote
12.12                      Form of Proxy
12.13                      Revocation of Proxy
12.14                      Revocation of Proxy Must Be Signed
12.15                      Production of Evidence of Authority to Vote
13.           DIRECTORS
13.1           First Directors; Number of Directors
13.2           Change in Number of Directors
13.3           Directors' Acts Valid Despite Vacancy
13.4           Qualifications of Directors
13.5           Remuneration of Directors
13.6           Reimbursement of Expenses of Directors
13.7           Special Remuneration for Directors
13.8           Gratuity, Pension or Allowance on Retirement of Director
14.           ELECTION AND REMOVAL OF DIRECTORS
14.1           Election at Annual General Meeting
14.2           Consent to be a Director
14.3           Failure to Elect or Appoint Directors
14.4           Places of Retiring Directors Not Filled
14.5           Directors May Fill Casual Vacancies
14.6           Remaining Directors Power to Act
14.7           Shareholders May Fill Vacancies
14.8           Additional Directors
14.9           Ceasing to be a Director
14.10                      Removal of Director by Shareholders
14.11                      Removal of Director by Directors

15.           ALTERNATE DIRECTORS
15.1           Appointment of Alternate Director
15.2           Notice of Meetings
15.3           Alternate for More Than One Director Attending Meetings
15.4           Consent Resolutions
15.5           Alternate Director Not an Agent
15.6           Revocation of Appointment of Alternate Director
15.7           Ceasing to be an Alternate Director
15.8           Remuneration and Expenses of Alternate Director
16.           POWERS AND DUTIES OF DIRECTORS
16.1           Powers of Management
16.2           Appointment of Attorney of Company
16.3           Setting Remuneration of Auditor
17.           DISCLOSURE OF INTEREST OF DIRECTORS
17.1           Obligation to Account for Profits
17.2           Restrictions on Voting by Reason of Interest
17.3           Interested Director Counted in Quorum
17.4           Disclosure of Conflict of Interest or Property
17.5           Director Holding Other Office in the Company
17.6           No Disqualification
17.7           Professional Services by Director or Officer
17.8           Director or Officer in Other Corporations
18.           PROCEEDINGS OF DIRECTORS
18.1           Meetings of Directors
18.2           Voting at Meetings
18.3           Chair of Meetings
18.4           Meetings by Telephone or Other Communications Medium
18.5           Calling of Meetings
18.6           Notice of Meetings
18.7           When Notice Not Required
18.8           Meeting Valid Despite Failure to Give Notice
18.9           Waiver of Notice of Meetings
18.10                      Quorum
18.11                      Validity of Acts Where Appointment Defective
18.12                      Consent Resolutions in Writing
19.           COMMITTEES
19.1           Appointment and Powers of Executive Committee
19.2           Appointment and Powers of Other Committees
19.3           Obligations of Committees
19.4           Powers of Board

20.           OFFICERS
20.1           Directors May Appoint Officers
20.2           Functions, Duties and Powers of Officers
20.3           Qualifications
20.4           Remuneration and Terms of Appointment
21.           INDEMNIFICATION
21.1           Definitions
21.2           Mandatory Indemnification of Directors and Former Directors
21.3           Indemnification of Other Persons
21.4           Non-Compliance with Business Corporations Act
21.5           Company May Purchase Insurance
22.           DIVIDENDS
22.1           Payment of Dividends Subject to Special Rights
22.2           Declaration of Dividends
22.3           No Notice Required
22.4           Record Date
22.5           Manner of Paying Dividend
22.6           Settlement of Difficulties
22.7           When Dividend Payable
22.8           Dividends to be Paid in Accordance with Number of Shares
22.9           Receipt by Joint Shareholders
22.10                      Dividend Bears No Interest
22.11                      Fractional Dividends
22.12                      Payment of Dividends
22.13                      Capitalization of Retained Earnings or Surplus
23.           DOCUMENTS, RECORDS AND REPORTS
23.1           Recording of Financial Affairs
23.2           Inspection of Accounting Records
24.           NOTICES
24.1           Method of Giving Notice
24.2           Deemed Receipt
24.3           Certificate of Sending
24.4           Notice to Joint Shareholders
24.5           Notice to Trustees
25.           SEAL
25.2           Sealing Copies
25.3           Mechanical Reproduction of Seal
26.           SPECIAL RIGHTS AND RESTRICTIONS ATTACHING TO PREFERRED SHARES3
26.1           Voting
26.2           Winding Up

1.          INTERPRETATION

1.1           Definitions

In these Articles, unless the context otherwise requires:

(1)	“board of directors”, “directors” and “board” mean the directors or sole director of the Company;

(2)
“Business Corporations Act” means the Business Corporations Act (British Columbia) from time to time in force and all amendments thereto and includes all regulations and amendments thereto made pursuant to that Act;

(3)
“Interpretation Act” means the Interpretation Act (British Columbia) from time to time in force and all amendments thereto and includes all regulations and amendments thereto made pursuant to that Act;

(4)	“legal personal representative” means the personal or other legal representative of the shareholder;

(5)	“registered address” of a shareholder means the shareholder’s address as recorded in the central securities register;

(6)	“seal” means the seal of the Company, if any.

1.2           Business Corporations Act and Interpretation Act Definitions Applicable

The definitions in the Business Corporations Act and the definitions and rules of construction in the Interpretation Act, with the necessary changes, so far as applicable, and unless the context requires otherwise, apply to these Articles as if they were an enactment. If there is a conflict between a definition in the Business Corporations Act and a definition or rule in the Interpretation Act relating to a term used in these Articles, the definition in the Business Corporations Act will prevail in relation to the use of the term in these Articles. If there is a conflict between these Articles and the Business Corporations Act, the Business Corporations Act will prevail.

2.          SHARES AND SHARE CERTIFICATES

2.1           Authorized Share Structure

The authorized share structure of the Company consists of shares of the class or classes and series, if any, described in the Notice of Articles of the Company.

2.2           Form of Share Certificate

Each share certificate issued by the Company must comply with, and be signed as required by, the Business Corporations Act.

2.3           Shareholder Entitled to Certificate or Acknowledgment

Each shareholder is entitled, without charge, to (a) one share certificate representing the shares of each class or series of shares registered in the shareholder’s name, or (b) a non-transferable written acknowledgment of the shareholder’s right to obtain such a share certificate, provided that in respect of a share held jointly by several persons, the Company is not bound to issue more than one share certificate and delivery of a share certificate for a share to one of several joint shareholders or to one of the shareholders’ duly authorized agents will be sufficient delivery to all.

2.4           Delivery by Mail

Any share certificate or non-transferable written acknowledgment of a shareholder’s right to obtain a share certificate may be sent to the shareholder by mail at the shareholder’s registered address and neither the Company nor any director, officer or agent of the Company is liable for any loss to the shareholder because the share certificate or acknowledgement is lost in the mail or stolen.

2.5           Replacement of Worn Out or Defaced Certificate or Acknowledgement

If the directors are satisfied that a share certificate or a non-transferable written acknowledgment of a shareholder’s right to obtain a share certificate is worn out or defaced, they must, on production to them of the share certificate or acknowledgment, as the case may be, and on such other terms, if any, as they think fit:

(1)	order the share certificate or acknowledgment, as the case may be, to be cancelled; and

(2)	issue a replacement share certificate or acknowledgment, as the case may be.

2.6           Replacement of Lost, Stolen or Destroyed Certificate or Acknowledgement

If a share certificate or a non-transferable written acknowledgement of a shareholder’s right to obtain a share certificate is lost, stolen or destroyed, a replacement share certificate or acknowledgement, as the case may be, must be issued to the person entitled to that share certificate or acknowledgement, as the case may be, if the directors receive:

(1)	proof satisfactory to them that the share certificate or acknowledgement is lost, stolen or destroyed; and

(2)	any indemnity the directors consider adequate.

2.7           Splitting Share Certificates

If a shareholder surrenders a share certificate to the Company with a written request that the Company issue in the shareholder’s name two or more share certificates, each representing a specified number of shares and in the aggregate representing the same number of shares as the share certificate so surrendered, the Company must cancel the surrendered share certificate and issue replacement share certificates in accordance with that request.

2.8           Certificate Fee

There must be paid to the Company, in relation to the issue of any share certificate under Articles 2.5, 2.6 or 2.7, the amount, if any and which must not exceed the amount prescribed under the Business Corporations Act, determined by the directors.

2.9           Recognition of Trusts

Except as required by law or statute or these Articles, no person will be recognized by the Company as holding any share upon any trust, and the Company is not bound by or compelled in any way to recognize (even when having notice thereof) any equitable, contingent, future or partial interest in any share or fraction of a share or (except as by law or statute or these Articles provided or as ordered by a court of competent jurisdiction) any other rights in respect of any share except an absolute right to the entirety thereof in the shareholder.

3.          ISSUE OF SHARES

3.1           Directors Authorized

Subject to the Business Corporations Act and the rights of the holders of issued shares of the Company, the Company may issue, allot, sell or otherwise dispose of the unissued shares, and issued shares held by the Company, at the times, to the persons, including directors, in the manner, on the terms and conditions and for the issue prices (including any premium at which shares with par value may be issued) that the directors may determine. The issue price for a share with par value must be equal to or greater than the par value of the share.

3.2           Commissions and Discounts

The Company may at any time, pay a reasonable commission or allow a reasonable discount to any person in consideration of that person purchasing or agreeing to purchase shares of the Company from the Company or any other person or procuring or agreeing to procure purchasers for shares of the Company.

3.3           Brokerage

The Company may pay such brokerage fee or other consideration as may be lawful for or in connection with the sale or placement of its securities.

3.4           Conditions of Issue

Except as provided for by the Business Corporations Act, no share may be issued until it is fully paid. A share is fully paid when:

(1)	consideration is provided to the Company for the issue of the share by one or more of the following:

(a)	past services performed for the Company;

(b)	property;

(c)	money; and

(2)	the value of the consideration received by the Company equals or exceeds the issue price set for the share under Article 3.1.

3.5           Share Purchase Warrants and Rights

Subject to the Business Corporations Act, the Company may issue share purchase warrants, options and rights upon such terms and conditions as the directors determine, which share purchase warrants, options and rights may be issued alone or in conjunction with debentures, debenture stock, bonds, shares or any other securities issued or created by the Company from time to time.

4.          SHARE REGISTERS

4.1           Central Securities Register

As required by and subject to the Business Corporations Act, the Company must maintain in British Columbia a central securities register. The directors may, subject to the Business Corporations Act, appoint an agent to maintain the central securities register. The directors may also appoint one or more agents, including the agent which keeps the central securities register, as transfer agent for its shares or any class or series of its shares, as the case may be, and the same or another agent as registrar for its shares or such class or series of its shares, as the case may be. The directors may terminate such appointment of any agent at any time and may appoint another agent in its place.

4.2           Closing Register

The Company must not at any time close its central securities register.

5.          SHARE TRANSFERS

5.1           Registering Transfers

Subject to the Business Corporations Act, a transfer of a share of the Company must not be registered unless the Company or the transfer agent or registrar for the class or series of share to be transferred has received:

(1)	a duly signed instrument of transfer in respect of the share, made by the shareholder or other appropriate person or by an agent who has actual authority to act on behalf of that person;

(2)	if a share certificate has been issued by the Company in respect of the share to be transferred, that share certificate;

(3)
if a non-transferable written acknowledgement of the shareholder’s right to obtain a share certificate has been issued by the Company in respect of the share to be transferred, that acknowledgement; and

(4)
such other evidence, if any, as the Company or the transfer agent or registrar for the class or series of share to be transferred may require to prove the title of the transferor or the transferor’s right to transfer the share, the due signing of the instrument of transfer and the rights of the transferee to have the transfer registered.

5.2           Form of Instrument of Transfer

The instrument of transfer in respect of any share of the Company must be either in the form, if any, on the back of the Company's share certificates or in any other form that may be approved by the directors from time to time.

5.3           Transferor Remains Shareholder

Except to the extent that the Business Corporations Act otherwise provides, the transferor of shares is deemed to remain the holder of the shares until the name of the transferee is entered in a securities register of the Company in respect of the transfer.

5.4           Signing of Instrument of Transfer

If a shareholder, or his or her duly authorized attorney, signs an instrument of transfer in respect of shares registered in the name of the shareholder, the signed instrument of transfer constitutes a complete and sufficient authority to the Company and its directors, officers and agents to register the number of shares specified in the instrument of transfer or specified in any other manner, or, if no number is specified, all the shares represented by the share certificates or set out in the written acknowledgments deposited with the instrument of transfer:

(1)	in the name of the person named as transferee in that instrument of transfer; or

(2)	if no person is named as transferee in that instrument of transfer, in the name of the person on whose behalf the instrument is deposited for the purpose of having the transfer registered.

5.5           Inquiry as to Title Not Required

Neither the Company nor any director, officer or agent of the Company is bound to inquire into the title of the person named in the instrument of transfer as transferee or, if no person is named as transferee in the instrument of transfer, of the person on whose behalf the instrument is deposited for the purpose of having the transfer registered or is liable for any claim related to registering the transfer by the shareholder or by any intermediate owner or holder of the shares, of any interest in the shares, of any share certificate representing such shares or of any written acknowledgment of a right to obtain a share certificate for such shares.

5.6           Transfer Fee

There must be paid to the Company, in relation to the registration of any transfer, the amount, if any, determined by the directors.

6.          TRANSMISSION OF SHARES

6.1           Legal Personal Representative Recognized on Death

In case of the death of a shareholder, the legal personal representative of the shareholder, or if the shareholder was a joint holder, the surviving joint holder, will be the only person recognized by the Company as having any title to the shareholder’s interest in the shares. Before recognizing a person as a legal personal representative of a shareholder, the directors may require proof of appointment by a court of competent jurisdiction, a grant of letters probate, letters of administration or such other evidence or documents as the directors consider appropriate.

6.2           Rights of Legal Personal Representative

The legal personal representative of a shareholder has the same rights, privileges and obligations that attach to the shares held by the shareholder, including the right to transfer the shares in accordance with these Articles, provided the documents required by the Business Corporations Act and the directors have been deposited with the Company. This Article 6.2 does not apply in the case of the death of a shareholder with respect to shares registered in the shareholder’s name and the name of another person in joint tenancy.

7.          PURCHASE OF SHARES

7.1           Company Authorized to Purchase Shares

Subject to Article 7.2, the special rights and restrictions attached to the shares of any class or series, the Business Corporations Act, and securities laws and regulations of general application, the Company may, if authorized by the directors, purchase or otherwise acquire any of its shares at the price and upon the terms specified in such resolution.

7.2           Purchase When Insolvent

The Company must not make a payment or provide any other consideration to purchase or otherwise acquire any of its shares if there are reasonable grounds for believing that:

(1)	the Company is insolvent; or

(2)	making the payment or providing the consideration would render the Company insolvent.

7.3           Sale and Voting of Purchased Shares

If the Company retains a share redeemed, purchased or otherwise acquired by it, the Company may sell, gift or otherwise dispose of the share, but, while such share is held by the Company, it:

(1)	is not entitled to vote the share at a meeting of its shareholders;

(2)	must not pay a dividend in respect of the share; and

(3)	must not make any other distribution in respect of the share.

8.          BORROWING POWERS

8.1           Powers of Directors

The Company, if authorized by the directors, may:

(1)	borrow money in the manner and amount, on the security, from the sources and on the terms and conditions that it considers appropriate;

(2)
issue bonds, debentures and other debt obligations either outright or as security for any liability or obligation of the Company or any other person and at such discounts or premiums and on such other terms as it considers appropriate;

(3)	guarantee the repayment of money by any other person or the performance of any obligation of any other person; and

(4)
mortgage, charge, whether by way of specific or floating charge, grant a security interest in, or give other security on, the whole or any part of the present and future assets and undertaking of the Company.

9.          ALTERATIONS

9.1           Alteration of Authorized Share Structure

Subject to Article 9.2 and the Business Corporations Act, the Company may by ordinary resolution:

(1)	create one or more classes or series of shares or, if none of the shares of a class or series of shares are allotted or issued, eliminate that class or series of shares;

(2)
increase, reduce or eliminate the maximum number of shares that the Company is authorized to issue out of any class or series of shares or establish a maximum number of shares that the Company is authorized to issue out of any class or series of shares for which no maximum is established;

(3)	if the Company is authorized to issue shares of a class of share with par value:

(a)	decrease the par value of those shares; or

(b)	if none of the shares of that class of shares are allotted or issued, increase the par value of those shares;

(4)	subdivide or consolidate all or any of its unissued, or full paid issued, shares;

(5)	change all or any of its unissued, or fully paid issued, shares with par value into shares without par value or any of its unissued shares without par value into shares with par value;

(6)	alter the identifying name of any of its shares; or

(7)	otherwise alter its shares or authorized share structure when required or permitted to do so by the Business Corporations Act.

9.2           Special Rights and Restrictions

Subject to the Business Corporations Act, the Company may by ordinary resolution:

(1)
create special rights or restrictions for, and attach those special rights or restrictions to, the shares of any class or series of shares, whether or not any or all of those shares have been issued; or

(2)	vary or delete any special rights or restrictions attached to the shares of any class or series of shares, whether or not any or all of those shares have been issued;

and alter its Notice of Articles accordingly.

9.3           Change of Name

The Company may by ordinary resolution authorize an alteration of its Notice of Articles in order to change its name.

9.4           Other Alterations

If the Business Corporations Act does not specify the type of resolution and these Articles do not specify another type of resolution, the Company may by ordinary resolution alter these Articles.

10.        MEETINGS OF SHAREHOLDERS

10.1          Annual General Meetings

Unless an annual general meeting is deferred or waived in accordance with the Business Corporations Act, the Company must hold its first annual general meeting within 18 months after the date on which it was incorporated or otherwise recognized, and after that must hold an annual general meeting at least once in each calendar year and not more than 15 months after the last annual reference date at such time and place as may be determined by the directors.

10.2          Resolution Instead of Annual General Meeting

If all the shareholders who are entitled to vote at an annual general meeting consent by a unanimous resolution under the Business Corporations Act to all of the business that is required to be transacted at that annual general meeting, the annual general meeting is deemed to have been held on the date of the unanimous resolution. The shareholders must, in any unanimous resolution passed under this Article 10.2, select as the Company’s annual reference date a date that would be appropriate for the holding of the applicable annual general meeting.

10.3          Calling of Meetings of Shareholders

The directors may, whenever they think fit, call a meeting of shareholders.

10.4          Location of Meetings of Shareholders

General meetings of the Company may be held outside of British Columbia at a location to be approved by resolution of the directors.

10.5          Notice for Meetings of Shareholders

The Company must send notice of the date, time and location of any meeting of shareholders (including, without limitation, any notice specifying the intention to propose a resolution as an exceptional resolution, a special resolution or a separate special resolution, and any notice to consider approving an amalgamation into a foreign jurisdiction, an arrangement or the adoption of an amalgamation agreement, and any notice of a general meeting, class meeting or series meeting) in the manner provided in these Articles, or in such other manner, if any, as may be prescribed by ordinary resolution (whether previous notice of the resolution has been given or not), to each shareholder entitled to attend the meeting, to each director and to the auditor of the Company, unless these Articles otherwise provide, at least the following number of days before the meeting:

(1)	if and for so long as the Company is a public company, 21 days;

(2)	otherwise, 10 days.

10.6          Notice of Resolution to Which Shareholders May Dissent

The Company must send to each of its shareholders, whether or not their shares carry the right to vote, a notice of any meeting of shareholders at which a resolution entitling shareholders to dissent is to be considered specifying the date of the meeting and containing a statement advising of the right to send a notice of dissent together with a copy of the proposed resolution at least the following number of days before the meeting:

(1)	if and for so long as the Company is a public company, 21 days;

(2)	otherwise, 10 days.

10.7          Record Date for Notice

The directors may set a date as the record date for the purpose of determining shareholders entitled to notice of any meeting of shareholders. The record date must not precede the date on which the meeting is to be held by more than two months or, in the case of a general meeting requisitioned by shareholders under the Business Corporations Act, by more than four months. The record date must not precede the date on which the meeting is held by fewer than:

(1)	if and for so long as the Company is a public company, 21 days;

(2)	otherwise, 10 days.

If no record date is set, the record date is 5 p.m. on the day immediately preceding the first date on which the notice is sent or, if no notice is sent, the beginning of the meeting.

10.8          Record Date for Voting

The directors may set a date as the record date for the purpose of determining shareholders entitled to vote at any meeting of shareholders. The record date must not precede the date on which the meeting is to be held by more than two months or, in the case of a general meeting requisitioned by shareholders under the Business Corporations Act, by more than four months. If no record date is set, the record date is 5 p.m. on the day immediately preceding the first date on which the notice is sent or, if no notice is sent, the beginning of the meeting.

10.9          Failure to Give Notice and Waiver of Notice

The accidental omission to send notice of any meeting to, or the non-receipt of any notice by, any of the persons entitled to notice does not invalidate any proceedings at that meeting. Any person entitled to notice of a meeting of shareholders may, in writing or otherwise, waive or reduce the period of notice of such meeting. Attendance of a person at a meeting of shareholders is a waiver of entitlement to notice of the meeting unless that person attends the meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called.

10.10        Notice of Special Business at Meetings of Shareholders

If a meeting of shareholders is to consider special business within the meaning of Article 11.1, the notice of meeting must:

(1)	state the general nature of the special business; and

(2)
if the special business includes considering, approving, ratifying, adopting or authorizing any document or the signing of or giving of effect to any document, have attached to it a copy of the document or state that a copy of the document will be available for inspection by shareholders:

(a)	at the Company's records office, or at such other reasonably accessible location in British Columbia as is specified in the notice; and

(b)	during statutory business hours on any one or more specified days before the day set for the holding of the meeting.

11.        PROCEEDINGS AT MEETINGS OF SHAREHOLDERS

11.1          Special Business

At a meeting of shareholders, the following business is special business:

(1)	at a meeting of shareholders that is not an annual general meeting, all business is special business except business relating to the conduct of or voting at the meeting;

(2)	at an annual general meeting, all business is special business except for the following:

(a)	business relating to the conduct of or voting at the meeting;

(b)	consideration of any financial statements of the Company presented to the meeting;

(c)	consideration of any reports of the directors or auditor;

(d)	the setting or changing of the number of directors;

(e)	the election or appointment of directors;

(f)	the appointment of an auditor;

(g)	the setting of the remuneration of an auditor;

(h)	business arising out of a report of the directors not requiring the passing of a special resolution or an exceptional resolution;

(i)	any other business which, under these Articles or the Business Corporations Act, may be transacted at a meeting of shareholders without prior notice of the business being given to the shareholders.

11.2          Special Majority

The majority of votes required for the Company to pass a special resolution at a meeting of shareholders is 2/3 of the votes cast on the resolution.

11.3          Quorum

Subject to the special rights and restrictions attached to the shares of any class or series of shares, the quorum for the transaction of business at a meeting of shareholders is one shareholder present in person (or, being a corporation, partnership, trust or other non-individual legal entity represented in accordance with the provisions of the Business Corporations Act), or by proxy holding not less than one voting share of the Company entitled to be voted at the meeting.

11.4          One Shareholder May Constitute Quorum

If there is only one shareholder entitled to vote at a meeting of shareholders:

(1)	the quorum is one person who is, or who represents by proxy, that shareholder, and

(2)	that shareholder, present in person or by proxy, may constitute the meeting.

11.5          Other Persons May Attend

In addition to those persons who are entitled to vote at a meeting of shareholders, the only other persons entitled to be present at the meeting are the directors, the president (if any), the secretary (if any), the assistant secretary (if any), any lawyer for the Company, the auditor of the Company, any persons invited to be present at the meeting by the directors or by the chair of the meeting and any person entitled or required under the Business Corporations Act or these Articles to be present at the meeting; but if any of those persons does attend the meeting, that person is not to be counted in the quorum and is not entitled to vote at the meeting unless that person is a shareholder or proxy holder entitled to vote at the meeting.

11.6          Requirement of Quorum

No business, other than the election of a chair of the meeting and the adjournment of the meeting, may be transacted at any meeting of shareholders unless a quorum of shareholders entitled to vote is present at the commencement of the meeting, but such quorum need not be present throughout the meeting.

11.7          Lack of Quorum

If, within one-half hour from the time set for the holding of a meeting of shareholders, a quorum is not present:

(1)	in the case of a general meeting requisitioned by shareholders, the meeting is dissolved, and

(2)	in the case of any other meeting of shareholders, the meeting stands adjourned to the same day in the next week at the same time and place.

11.8          Lack of Quorum at Succeeding Meeting

If, at the meeting to which the meeting referred to in Article 11.7(2) was adjourned, a quorum is not present within one-half hour from the time set for the holding of the meeting, the person or persons present and being, or representing by proxy, one or more shareholders entitled to attend and vote at the meeting constitute a quorum.

11.9          Chair

The following individual is entitled to preside as chair at a meeting of shareholders:

(1)	the chair of the board, if any; or

(2)	if the chair of the board is absent or unwilling to act as chair of the meeting, the president, if any.

11.10        Selection of Alternate Chair

If, at any meeting of shareholders, there is no chair of the board or president present within 15 minutes after the time set for holding the meeting, or if the chair of the board and the president are unwilling to act as chair of the meeting, or if the chair of the board and the president have advised the secretary, if any, or any director present at the meeting, that they will not be present at the meeting, the directors present must choose one of their number to be chair of the meeting or if all of the directors present decline to take the chair or fail to so choose or if no director is present, the shareholders entitled to vote at the meeting who are present in person or by proxy may choose any person present at the meeting to chair the meeting.

11.11        Adjournments

The chair of a meeting of shareholders may, and if so directed by the meeting must, adjourn the meeting from time to time and from place to place, but no business may be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

11.12        Notice of Adjourned Meeting

It is not necessary to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting of shareholders except that, when a meeting is adjourned for 30 days or more, notice of the adjourned meeting must be given as in the case of the original meeting.

11.13        Decisions by Show of Hands or Poll

Subject to the Business Corporations Act, every motion put to a vote at a meeting of shareholders will be decided on a show of hands unless a poll, before or on the declaration of the result of the vote by show of hands, is directed by the chair or demanded by at least one shareholder entitled to vote who is present in person or by proxy.

11.14        Declaration of Result

The chair of a meeting of shareholders must declare to the meeting the decision on every question in accordance with the result of the show of hands or the poll, as the case may be, and that decision must be entered in the minutes of the meeting. A declaration of the chair that a resolution is carried by the necessary majority or is defeated is, unless a poll is directed by the chair or demanded under Article 11.13, conclusive evidence without proof of the number or proportion of the votes recorded in favour of or against the resolution.

11.15        Motion Need Not be Seconded

No motion proposed at a meeting of shareholders need be seconded unless the chair of the meeting rules otherwise, and the chair of any meeting of shareholders is entitled to propose or second a motion.

11.16        Casting Vote

In case of an equality of votes, the chair of a meeting of shareholders does not, either on a show of hands or on a poll, have a second or casting vote in addition to the vote or votes to which the chair may be entitled as a shareholder.

11.17        Manner of Taking Poll

Subject to Article 11.18, if a poll is duly demanded at a meeting of shareholders:

(1)	the poll must be taken:

(a)	at the meeting, or within seven days after the date of the meeting, as the chair of the meeting directs; and

(b)	in the manner, at the time and at the place that the chair of the meeting directs;

(2)	the result of the poll is deemed to be the decision of the meeting at which the poll is demanded; and

(3)	the demand for the poll may be withdrawn by the person who demanded it.

11.18        Demand for Poll on Adjournment

A poll demanded at a meeting of shareholders on a question of adjournment must be taken immediately at the meeting.

11.19        Chair Must Resolve Dispute

In the case of any dispute as to the admission or rejection of a vote given on a poll, the chair of the meeting must determine the dispute, and his or her determination made in good faith is final and conclusive.

11.20        Casting of Votes

On a poll, a shareholder entitled to more than one vote need not cast all the votes in the same way.

11.21        Demand for Poll

No poll may be demanded in respect of the vote by which a chair of a meeting of shareholders is elected.

11.22        Demand for Poll Not to Prevent Continuance of Meeting

The demand for a poll at a meeting of shareholders does not, unless the chair of the meeting so rules, prevent the continuation of a meeting for the transaction of any business other than the question on which a poll has been demanded.

11.23        Retention of Ballots and Proxies

The Company must, for at least three months after a meeting of shareholders, keep each ballot cast on a poll and each proxy voted at the meeting, and, during that period, make them available for inspection during normal business hours by any shareholder or proxyholder entitled to vote at the meeting. At the end of such three month period, the Company may destroy such ballots and proxies.

12.        VOTES OF SHAREHOLDERS

12.1          Number of Votes by Shareholder or by Shares

Subject to any special rights or restrictions attached to any shares and to the restrictions imposed on joint shareholders under Article 12.3:

(1)	on a vote by show of hands, every person present who is a shareholder or proxy holder and entitled to vote on the matter has one vote; and

(2)
on a poll, every shareholder entitled to vote on the matter has one vote in respect of each share entitled to be voted on the matter and held by that shareholder and may exercise that vote either in person or by proxy.

12.2          Votes of Persons in Representative Capacity

A person who is not a shareholder may vote at a meeting of shareholders, whether on a show of hands or on a poll, and may appoint a proxy holder to act at the meeting, if, before doing so, the person satisfies the chair of the meeting, or the directors, that the person is a legal personal representative or a trustee in bankruptcy for a shareholder who is entitled to vote at the meeting.

12.3          Votes by Joint Holders

If there are joint shareholders in respect of any share:

(1)	any one of the joint shareholders may vote at any meeting, either personally or by proxy, in respect of the shares as if that joint shareholder were solely entitled to it; or

(2)
if more than one of the joint shareholders is present at any meeting, personally or by proxy and more than one of them votes in respect of that share, then only the vote of the joint shareholder present whose name stands first on the central securities register in respect of the share will be counted.

12.4          Legal Personal Representatives as Joint Shareholders

Two or more legal personal representatives of a shareholder in whose sole name any share is registered are, for the purposes of Article 12.3, deemed to be joint shareholders.

12.5          Representative of Corporate Shareholder

If a corporation, that is not a subsidiary of the Company, is a shareholder, that corporation may appoint a person to act as its representative at any meeting of shareholders of the Company, and:

(1)	for that purpose, the instrument appointing a representative must:

(a)
be received at the registered office of the Company or at any other place specified, in the notice calling the meeting, for the receipt of proxies, at least the number of business days specified in the notice for the receipt of proxies, or if no number of days is specified, two business days before the day set for the holding of the meeting; or

(b)	be provided, at the meeting, to the chair of the meeting or to a person designated by the chair of the meeting;

(2)	if a representative is appointed under this Article 12.5:

(a)
the representative is entitled to exercise in respect of and at that meeting the same rights on behalf of the corporation that the representative represents as that corporation could exercise if it were a shareholder who is an individual, including, without limitation, the right to appoint a proxy holder; and

(b)	the representative, if present at the meeting, is to be counted for the purpose of forming a quorum and is deemed to be a shareholder present in person at the meeting.

Evidence of the appointment of any such representative may be sent to the Company by written instrument, fax or any other method of transmitting legibly recorded messages.

12.6          Proxy Provisions Do Not Apply to All Companies

If and for so long as the Company is a public company or a pre-existing reporting company which has the Statutory Reporting Company Provisions as part of its Articles or to which the Statutory Reporting Company Provisions apply, Articles 12.7 to 12.15 apply only insofar as they are not inconsistent with any securities legislation in any province or territory of Canada or in the federal jurisdiction of the United States or in any states of the United States that is applicable to the Company and insofar as they are not inconsistent with regulations made and the rules promulgated under that legislation and all administrative policy statements, blanket order and rulings, notice and other administrative directions issued by securities commissions or similar authorities appointed under that legislation.

12.7          Appointment of Proxy Holders

Every shareholder of the Company, including a corporation that is a shareholder but not a subsidiary of the Company, entitled to vote at a meeting of shareholders of the Company may, by proxy, appoint one or more (but not more than five) proxy holders to attend and act at the meeting in the manner, to the extent and with the powers conferred by the proxy.

12.8          Alternate Proxy Holders

A shareholder may appoint one or more alternate proxy holders to act in the place of an absent proxy holder.

12.9          When Proxy Holder Need Not Be Shareholder

A person must not be appointed as a proxy holder unless the person is a shareholder, although a person who is not a shareholder may be appointed as a proxy holder if.

(1)	the person appointing the proxy holder is a corporation or a representative of a corporation appointed under Article 12.5;

(2)	the Company has at the time of the meeting for which the proxy holder is to be appointed only one shareholder entitled to vote at the meeting; or

(3)
the shareholders present in person or by proxy at and entitled to vote at the meeting for which the proxy holder is to be appointed, by a resolution on which the proxy holder is not entitled to vote but in respect of which the proxy holder is to be counted in the quorum, permit the proxy holder to attend and vote at the meeting.

12.10        Deposit of Proxy

A proxy for a meeting of shareholders must:

(1)
be received at the registered office of the Company or at any other place specified, in the notice calling the meeting, for the receipt of proxies, at least the number of business days specified in the notice, or if no number of days is specified, two business days before the day set for the holding of the meeting; or

(2)	unless the notice provides otherwise, be provided, at the meeting, to the chair of the meeting or to a person designated by the chair of the meeting.

A proxy may be sent to the Company by written instrument, fax or any other method of transmitting legibly recorded messages.

12.11        Validity of Proxy Vote

A vote given in accordance with the terms of a proxy is valid notwithstanding the death or incapacity of the shareholder giving the proxy and despite the revocation of the proxy or the revocation of the authority under which the proxy is given, unless notice in writing of that death, incapacity or revocation is received:

(1)	at the registered office of the Company, at any time up to and including the last business day before the day set for the holding of the meeting at which the proxy is to be used; or

(2)	at the meeting or any adjourned meeting by the chair of the meeting or adjourned meeting, before any vote in respect of which the proxy has been given has been taken.

12.12        Form of Proxy

A proxy, whether for a specified meeting or otherwise, must be either in the following form or in any other form approved by the directors or the chair of the meeting:

United Media Partners Inc.
(the "Company")

The undersigned, being a shareholder of the Company, hereby appoints [name], or failing that person, [name], as proxy holder for the undersigned to attend, act and vote for and on behalf of the undersigned at the meeting of shareholders of the Company to be held on [month, day, year] and at any adjournment of that meeting.

Number of shares in respect of which this proxy is given (if no number is specified, then this proxy if given in respect of all shares registered in the name of the shareholder):

Signed [month, day, year]

[Signature of shareholder]

[Name of shareholder]

12.13        Revocation of Proxy

Subject to Article 12.14, every proxy maybe revoked by an instrument in writing that is received:

(1)
at the registered office of the Company at any time up to and including the last business day before the day set for the holding of the meeting or any adjourned meeting at which the proxy is to be used; or

(2)	at the meeting or any adjourned meeting by the chair of the meeting or adjourned meeting, before any vote in respect of which the proxy has been given has been taken.

12.14        Revocation of Proxy Must Be Signed

An instrument referred to in Article 12.13 must be signed as follows:

(1)	if the shareholder for whom the proxy holder is appointed is an individual, the instrument must be signed by the shareholder or his or her legal personal representative or trustee in bankruptcy;

(2)	if the shareholder for whom the proxy holder is appointed is a corporation, the instrument must be signed by the corporation or by a representative appointed for the corporation under Article 12.5.

12.15        Production of Evidence of Authority to Vote

The chair of any meeting of shareholders may, but need not, inquire into the authority of any person to vote at the meeting and may, but need not, demand from that person production of evidence as to the existence of the authority to vote.

13.        DIRECTORS

13.1           First Directors; Number of Directors

The first directors are the persons designated as directors of the Company in the Notice of Articles that applies to the Company when it is recognized under the Business Corporations Act. The number of directors, excluding additional directors appointed under Article 14.8, is set at:

(1)	subject to paragraphs (2) and (3), the number of directors that is equal to the number of the Company’s first directors;

(2)	if the Company is a public company, the greater of three and the most recently set of:

(a)	the number of directors set by ordinary resolution (whether or not previous notice of the resolution was given); and

(b)	the number of directors set under Article 14.4;

(3)	if the Company is not a public company, the most recently set of:

(a)	the number of directors set by ordinary resolution (whether or not previous notice of the resolution was given); and

(b)	the number of directors set under Article 14.4.

13.2           Change in Number of Directors

If the number of directors is set under Articles 13.1(2)(a) or 13.1(3)(a):

(1)	the shareholders may elect or appoint the directors needed to fill any vacancies in the board of directors up to that number;

(2)
if the shareholders do not elect or appoint the directors needed to fill any vacancies in the board of directors up to that number contemporaneously with the setting of that number, then the directors, subject to Article 14.8, may appoint, or the shareholders may elect or appoint, directors to fill those vacancies.

13.3           Directors' Acts Valid Despite Vacancy

An act or proceeding of the directors is not invalid merely because fewer than the number of directors set or otherwise required under these Articles is in office.

13.4           Qualifications of Directors

A director is not required to hold a share in the capital of the Company as qualification for his or her office but must be qualified as required by the Business Corporations Act to become, act or continue to act as a director.

13.5           Remuneration of Directors

The directors are entitled to the remuneration for acting as directors, if any, as the directors may from time to time determine. If the directors so decide, the remuneration of the directors, if any, will be determined by the shareholders. That remuneration may be in addition to any salary or other remuneration paid to any officer or employee of the Company as such, who is also a director.

13.6           Reimbursement of Expenses of Directors

The Company must reimburse each director for the reasonable expenses that he or she may incur in and about the business of the Company.

13.7           Special Remuneration for Directors

If any director performs any professional or other services for the Company that in the opinion of the directors are outside the ordinary duties of a director, or if any director is otherwise specially occupied in or about the Company's business, he or she may be paid remuneration fixed by the directors, or, at the option of that director, fixed by ordinary resolution, and such remuneration may be either in addition to, or in substitution for, any other remuneration that he or she may be entitled to receive.

13.8           Gratuity, Pension or Allowance on Retirement of Director

Unless otherwise determined by ordinary resolution, the directors on behalf of the Company may pay a gratuity or pension or allowance on retirement to any director who has held any salaried office or place of profit with the Company or to his or her spouse or dependants and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

14.        ELECTION AND REMOVAL OF DIRECTORS

14.1           Election at Annual General Meeting

At every annual general meeting and in every unanimous resolution contemplated by Article 10.2:

(1)
the shareholders entitled to vote at the annual general meeting for the election of directors must elect, or in the unanimous resolution appoint, a board of directors consisting of the number of directors for the time being set under these Articles; and

(2)
unless otherwise determined by resolution of the board of directors, all the directors cease to hold office immediately before the election or appointment of directors under paragraph (1), but are eligible for re-election or re-appointment.

14.2           Consent to be a Director

No election, appointment or designation of an individual as a director is valid unless:

(1)	that individual consents to be a director in the manner provided for in the Business Corporations Act;

(2)	that individual is elected or appointed at a meeting at which the individual is present and the individual does not refuse, at the meeting, to be a director; or

(3)	with respect to first directors, the designation is otherwise valid under the Business Corporations Act.

14.3           Failure to Elect or Appoint Directors

If:

(1)
the Company fails to hold an annual general meeting, and all the shareholders who are entitled to vote at an annual general meeting fail to pass the unanimous resolution contemplated by Article 10.2, on or before the date by which the annual general meeting is required to be held under the Business Corporations Act; or

(2)	the shareholders fail, at the annual general meeting or in the unanimous resolution contemplated by Article 10.2, to elect or appoint any directors;

then each director then in office continues to hold office until the earlier of:

(3)	the date on which his or her successor is elected or appointed; and

(4)	the date on which he or she otherwise ceases to hold office under the Business Corporations Act or these Articles.

14.4           Places of Retiring Directors Not Filled

If, at any meeting of shareholders at which there should be an election of directors, the places of any of the retiring directors are not filled by that election, those retiring directors who are not re-elected and who are asked by the newly elected directors to continue in office will, if willing to do so, continue in office to complete the number of directors for the time being set pursuant to these Articles until further new directors are elected at a meeting of shareholders convened for that purpose. If any such election or continuance of directors does not result in the election or continuance of the number of directors for the time being set pursuant to these Articles, the number of directors of the Company is deemed to be set at the number of directors actually elected or continued in office.

14.5           Directors May Fill Casual Vacancies

Any casual vacancy occurring in the board of directors may be filled by the directors.

14.6           Remaining Directors Power to Act

The directors may act notwithstanding any vacancy in the board of directors, but if the Company has fewer directors in office than the number set pursuant to these Articles as the quorum of directors, the directors may only act for the purpose of appointing directors up to that number or of summoning a meeting of shareholders for the purpose of filling any vacancies on the board of directors or, subject to the Business Corporations Act, for any other purpose.

14.7           Shareholders May Fill Vacancies

If the Company has no directors or fewer directors in office than the number set pursuant to these Articles as the quorum of directors, the shareholders may elect or appoint directors to fill any vacancies on the board of directors.

14.8           Additional Directors

Notwithstanding Articles 13.1 and 13.2, between annual general meetings or unanimous resolutions contemplated by Article 10.2, the directors may appoint one or more additional directors, but the number of additional directors appointed under this Article 14.8 must not at any time exceed:

(1)	one-third of the number of first directors, if, at the time of the appointments, one or more of the first directors have not yet completed their first term of office; or

(2)	in any other case, one-third of the number of the current directors who were elected or appointed as directors other than under this Article 14.8.

Any director so appointed ceases to hold office immediately before the next election or appointment of directors under Article 14.1(1), but is eligible for re-election or re-appointment.

14.9           Ceasing to be a Director

A director ceases to be a director when:

(1)	the term of office of the director expires;

(2)	the director dies;

(3)	the director resigns as a director by notice in writing provided to the Company or a lawyer for the Company; or

(4)	the director is removed from office pursuant to Articles 14.10 or 14.11.

14.10          Removal of Director by Shareholders

The Company may remove any director before the expiration of his or her term of office by special resolution. In that event, the shareholders may elect, or appoint by ordinary resolution, a director to fill the resulting vacancy. If the shareholders do not elect or appoint a director to fill the resulting vacancy contemporaneously with the removal, then the directors may appoint or the shareholders may elect, or appoint by ordinary resolution, a director to fill that vacancy.

14.11          Removal of Director by Directors

The directors may remove any director before the expiration of his or her term of office if the director is convicted of an indictable offence, or if the director ceases to be qualified to act as a director of a company and does not promptly resign, and the directors may appoint a director to fill the resulting vacancy.

15.        ALTERNATE DIRECTORS

15.1           Appointment of Alternate Director

Any director (an “appointor”) may by notice in writing received by the Company appoint any person (an “appointee”) who is qualified to act as a director to be his or her alternate to act in his or her place at meetings of the directors or committees of the directors at which the appointor is not present unless (in the case of an appointee who is not a director) the directors have reasonably disapproved the appointment of such person as a alternate director and have given notice to that effect to his or her appointor within a reasonable time after the notice of appointment is received by the Company.

15.2           Notice of Meetings

Every alternate director so appointed is entitled to notice of meetings of the directors and of committees of the directors of which his or her appointor is a member and to attend and vote as a director at any such meetings at which his or her appointor is not present.

15.3           Alternate for More Than One Director Attending Meetings

A person may be appointed as an alternate director by more than one director, and an alternate director:

(1)	will be counted in determining the quorum for a meeting of directors once for each of his or her appointors and, in the case of an appointee who is also a director, once more in that capacity;

(2)	has a separate vote at a meeting of directors for each of his or her appointors and, in the case of an appointee who is also a director, an additional vote in that capacity;

(3)
will be counted in determining the quorum for a meeting of a committee of directors once for each of his or her appointors who is a member of that committee and, in the case of an appointee who is also a member of that committee as a director, once more in that capacity;

(4)
has a separate vote at a meeting of a committee of directors for each of his or her appointors who is a member of that committee and, in the case of an appointee who is also a member of that committee as a director, an additional vote in that capacity.

15.4           Consent Resolutions

Every alternate director, if authorized by the notice appointing him or her, may sign in place of his or her appointor any resolutions to be consent to in writing.

15.5           Alternate Director Not an Agent

Every alternate director is deemed not to be the agent of his or her appointor.

15.6           Revocation of Appointment of Alternate Director

An appointor may at any time, by notice in writing receive by the Company, revoke the appointment of an alternate director appointed by him or her.

15.7           Ceasing to be an Alternate Director

The appointment of an alternate director ceases when:

(1)	his or her appointor ceases to be a director and is not promptly re-elected or re-appointed;

(2)	the alternate director dies;

(3)	the alternate director resigns as an alternate director by notice in writing provided to the Company or a lawyer for the Company;

(4)	the alternate director ceases to be qualified to act as a director; or

(5)	his or her appointor revokes the appointment of the alternate director.

15.8           Remuneration and Expenses of Alternate Director

The Company may reimburse an alternate director for the reasonable expenses that would be properly reimbursed if he or she were a director, and the alternate director is entitled to receive from the Company such proportion, if any, of the remuneration otherwise payable to the appointor as the appointor may from time to time direct.

16.        POWERS AND DUTIES OF DIRECTORS

16.1           Powers of Management

The directors must, subject to the Business Corporations Act and these Articles, manage or supervise the management of the business and affairs of the Company and have the authority to exercise all such powers of the Company as are not, by the Business Corporations Act or by these Articles, required to be exercised by the shareholders of the Company.

16.2           Appointment of Attorney of Company

The directors may from time to time, by power of attorney or other instrument, under seal if so required by law, appoint any person to be the attorney of the Company for such purposes, and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the directors under these Articles and excepting the power to fill vacancies in the board of directors, to remove a director, to change the membership of, or fill vacancies in, any committee of the directors, to appoint or remove officers appointed by the directors and to declare dividends) and for such period, and with such remuneration and subject to such conditions as the directors may think fit. Any such power of attorney may contain such provisions for the protection or convenience of persons dealing with such attorney as the directors think fit. Any such attorney may be authorized by the directors to sub-delegate all or any of the powers, authorities and discretions for the time being vested in him or her.

16.3           Setting Remuneration of Auditor

The directors may set the remuneration of the auditor of the Company without the prior approval of the shareholders.

17.        DISCLOSURE OF INTEREST OF DIRECTORS

17.1           Obligation to Account for Profits

A director or senior officer who holds a disclosable interest (as that term is used in the Business Corporations Act) in a contract or transaction into which the Company has entered or proposes to enter is liable to account to the Company for any profit that accrues to the director or senior officer under or as a result of the contract or transaction only if and to the extent provided in the Business Corporations Act.

17.2           Restrictions on Voting by Reason of Interest

A director who holds a disclosable interest in a contract or transaction into which the Company has entered or proposes to enter is not entitled to vote on any directors’ resolution to approve that contract or transaction, unless all the directors have a disclosable interest in that contract or transaction, in which case any or all of those directors may vote on such resolution.

17.3           Interested Director Counted in Quorum

A director who holds a disclosable interest in a contract or transaction into which the Company has entered or proposes to enter and who is present at the meeting of directors at which the contract or transaction is considered for approval may be counted in the quorum at the meeting whether or not the director votes on any or all of the resolutions considered at the meeting.

17.4           Disclosure of Conflict of Interest or Property

A director or senior officer who holds any office or possesses any property, right or interest that could result, directly or indirectly, in the creation of a duty or interest that materially conflicts with that individual’s duty or interest as a director or senior officer, must disclose the nature and extent of the conflict as required by the Business Corporations Act.

17.5           Director Holding Other Office in the Company

A director may hold any office or place of profit with the Company, other than the office of auditor of the Company, in addition to his or her office of director for the period and on the terms (as to remuneration or otherwise) that the directors may determine.

17.6           No Disqualification

No director or intended director is disqualified by his or her office from contracting with the Company either with regard to the holding of any office or place of profit the director holds with the Company or as vendor, purchaser or otherwise, and no contract or transaction entered into by or on behalf of the Company in which a director is in any way interested is liable to be voided for that reason.

17.7           Professional Services by Director or Officer

Subject to the Business Corporations Act, a director or officer, or any person in which a director or officer has an interest, may act in a professional capacity for the Company, except as auditor of the Company, and the director or officer or such person is entitled to remuneration for professional services as if that director or officer were not a director or officer.

17.8           Director or Officer in Other Corporations

A director or officer may be or become a director, officer or employee of, or otherwise interested in, any person in which the Company may be interested as a shareholder or otherwise, and, subject to the Business Corporations Act, the director or officer is not accountable to the Company for any remuneration or other benefits received by him or her as director, officer or employee of, or from his or her interest in, such other person.

18.        PROCEEDINGS OF DIRECTORS

18.1           Meetings of Directors

The directors may meet together for the conduct of business, adjourn and otherwise regulate their meetings as they think fit, and meetings of the directors held at regular intervals may be held at the place, at the time and on the notice, if any, as the directors may from time to time determine.

18.2           Voting at Meetings

Questions arising at any meeting of directors are to be decided by a majority of votes and, in the case of an equality of votes, the chair of the meeting does not have a second or casting vote.

18.3           Chair of Meetings

The following individual is entitled to preside as chair at a meeting of directors:

(1)	the chair of the board, if any;

(2)	in the absence of the chair of the board, the president, if any, if the president is a director; or

(3)	any other director chosen by the directors if:

(a)	neither the chair of the board nor the president, if a director, is present at the meeting within 15 minutes after the time set for holding the meeting;

(b)	neither the chair of the board nor the president, if a director, is willing to chair the meeting; or

(c)	the chair of the board and the president, if a director, have advised the secretary, if any, or any other director, that they will not be present at the meeting.

18.4           Meetings by Telephone or Other Communications Medium

A director may participate in a meeting of the directors or of any committee of the directors:

(a)	in person;

(b)	by telephone; or

(c)	with the consent of all the directors who wish to participate in the meeting, by other communications medium;

if all directors participating in the meeting, whether in person or by telephone or other communications medium, are able to communicate with each other. A director who participates in a meeting in a manner contemplated by this Article 18.4 is deemed for all purposes of the Business Corporations Act and these Articles to be present at the meeting and to have agreed to participate in that manner.

18.5           Calling of Meetings

A director may, and the secretary or an assistant secretary of the Company, if any, on the request of a director must, call a meeting of the directors at any time.
18.6           Notice of Meetings

Other than for meetings held at regular intervals as determined by the directors pursuant to Article 18.1, reasonable notice of each meeting of the directors, specifying the place, day and time of that meeting must be given to each of the directors and the alternate directors by any method set out in Article 24.1 or orally or by telephone.

18.7            When Notice Not Required

It is not necessary to give notice of a meeting of the directors to a director or an alternate director if

(1)	the meeting is to be held immediately following a meeting of shareholders at which that director was elected or appointed, or is the meeting of the directors at which that director is appointed; or

(2)	the director or alternate director, as the case may be, has waived notice of the meeting.

18.8            Meeting Valid Despite Failure to Give Notice

The accidental omission to give notice of any meeting of directors to, or the non-receipt of any notice by, any director or alternate director, does not invalidate any proceedings at that meeting.

18.9            Waiver of Notice of Meetings

Any director or alternate director may send to the Company a document signed by him or her waiving notice of any past, present or future meeting or meetings of the directors and may at any time withdraw that waiver with respect to meetings held after that withdrawal. After sending a waiver with respect to all future meetings and until that waiver is withdrawn, no notice of any meeting of the directors need be given to that director and, unless the director otherwise requires by notice in writing to the Company, to his or her alternate director, and all meetings of the directors so held are deemed not to be improperly called or constituted by reason of notice not having been given to such director or alternate director. Attendance of a director or alternate director at a meeting of the directors is a waiver of notice of the meeting unless that director or alternate director attends the meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called.

18.10          Quorum

The quorum necessary for the transaction of the business of the directors may be set by the directors and, if not so set, is deemed to be set at a majority of the directors in office or, if the number of directors is set at one, is deemed to be set at one director, and that director may constitute a meeting.

18.11          Validity of Acts Where Appointment Defective

Subject to the Business Corporations Act, an act of a director or officer is not invalid merely because of an irregularity in the election or appointment or a defect in the qualification of that director or officer.

18.12          Consent Resolutions in Writing

A resolution of the directors or of any committee of the directors may be passed without a meeting:

(1)	in all cases, if each of the directors entitled to vote on the resolution consents to it in writing; or

(2)
in the case of a resolution to approve a contract or transaction in respect of which a director has disclosed that he or she may have a disclosable interest, if each of the other directors who have not made such a disclosure consents in writing to the resolution.

A consent in writing under this Article 18.12 may be by signed document, fax email or any other method of transmitting legible recorded messages. A consent in writing may be in two or more counterparts which together are deemed to constitute one consent in writing. A resolution of the directors or of any committee of the directors passed in accordance with this Article 18.12 is effective on the date stated in the consent in writing or on the latest date stated on any counterpart and is deemed to be a proceeding at a meeting of directors or of the committee of the directors and to be as valid and effective as if it had been passed at a meeting of the directors or of the committee of the directors that satisfies all the requirements of the Business Corporations Act and all the requirements of these Articles relating to meetings of the directors or of a committee of the directors.

19.           COMMITTEES

19.1           Appointment and Powers of Executive Committee

The directors may, by resolution, appoint an executive committee consisting of the director or directors that they consider appropriate, and this committee has, during the intervals between meeting of the board of directors, all of the directors’ powers, except:

(1)	the power to fill vacancies in the board of directors;

(2)	the power to remove a director;

(3)	the power to change the membership of, or fill vacancies in, any committee of the directors; and

(4)	such other powers, if any, as may be set out in the resolution or any subsequent directors’ resolution.

19.2           Appointment and Powers of Other Committees

The directors may, by resolution:

(1)	appoint one or more committees (other than the executive committee) consisting of the director or directors that they consider appropriate;

(2)	delegate to a committee appointed under paragraph (1) any of the directors’ powers, except:

(a)	the power to fill vacancies in the board of directors;

(b)	the power to remove a director;

(c)	the power to change the membership of, or fill vacancies in, any committee of the directors; and

(d)	the power to appoint or remove officers appointed by the directors; and

(3)	make any delegation referred to in paragraph (2) subject to the conditions set out in the resolution or any subsequent directors’ resolution.

19.3           Obligations of Committees

Any committee appointed under Articles 19.1 or 19.2, in the exercise of the powers delegated to it, must:

(1)	conform to any rules that may from time to time be imposed on it by the directors; and

(2)	report every act or thing done in exercise of those powers at such times as the directors may require.

19.4           Powers of Board

The directors may, at any time, with respect to a committee appointed under Articles 19.1 or 19.2:

(1)	revoke or alter the authority given to the committee, or override a decision made by the committee, except as to acts done before such revocation, alteration or overriding;

(2)	terminate the appointment of, or change the membership of, the committee; and

(3)	fill vacancies in the committee.

19.5	Committee Meetings

Subject to Article 19.2(1) and unless the directors otherwise provide in the resolution appointing the committee or in any subsequent resolution, with respect to a committee appointed under Articles 19.1 or 19.2:

(1)	the committee may meet and adjourn as it thinks proper;

(2)
the committee may elect a chair of its meetings but, if no chair of a meeting is elected, or if at a meeting the chair of the meeting is not present within 15 minutes after the time set for holding the meeting, the directors present who are members of the committee may choose one of their number to chair the meeting;

(3)	a majority of the members of the committee constitutes a quorum of the committee; and

(4)
questions arising at any meeting of the committee are determined by a majority of votes of the members present, and in case of an equality of votes, the chair of the meeting does not have a second or casting vote.

20.           OFFICERS

20.1           Directors May Appoint Officers

The directors may, from time to time, appoint such officers, if any, as the directors determine and the directors may, at any time, terminate any such appointment.

20.2           Functions, Duties and Powers of Officers

The directors may, for each officer:

(1)	determine the functions and duties of the officer;

(2)	entrust to and confer on the officer any of the powers exercisable by the directors on such terms and conditions and with such restrictions as the directors think fit; and

(3)	revoke, withdraw, alter or vary all or any of the functions, duties and powers of the officer.

20.3           Qualifications

No officer may be appointed unless that officer is qualified in accordance with the Business Corporations Act. One person may hold more than one position as an officer of the Company. Any person appointed as the chair of the board or as the managing director must be a director. Any other officer need not be a director.

20.4           Remuneration and Terms of Appointment

All appointments of officers are to be made on the terms and conditions and at the remuneration (whether by way of salary, fee, commission, participation in profits or otherwise) that the directors think fit and are subject to termination at the pleasure of the directors, and an officer may in addition to such remuneration be entitled to receive, after he or she ceases to hold such office or leaves the employment of the Company, a pension or gratuity.

21.           INDEMNIFICATION

21.1           Definitions

In this Article 21:

(1)	“eligible penalty” means a judgment, penalty or fine awarded or imposed in, or an amount paid in settlement of, an eligible proceeding;

(2)
“eligible proceeding” means a legal proceeding or investigative action, whether current, threatened, pending or completed, in which a director, former director or alternate director of the Company (an “eligible party”) or any of the heirs and legal personal representatives of the eligible party, by reason of the eligible party being or having been a director or alternate director of the Company:

(a)	is or may be joined as a party; or

(b)	is or may be liable for or in respect of a judgment, penalty or fine in, or expenses related to, the proceeding;

(3)	“expenses” has the meaning set out in the Business Corporations Act.

21.2           Mandatory Indemnification of Directors and Former Directors

Subject to the Business Corporations Act, the Company must indemnify a director, former director or alternate director of the Company and his or her heirs and legal personal representatives against all eligible penalties to which such person is or may be liable, and the Company must, after the final disposition of an eligible proceeding, pay the expenses actually and reasonably incurred by such person in respect of that proceeding. Each director and alternate director is deemed to have contracted with the Company on the terms of the indemnity contained in this Article 21.2.

21.3           Indemnification of Other Persons

Subject to any restrictions in the Business Corporations Act, the Company may indemnify any person.

21.4           Non-Compliance with Business Corporations Act

The failure of a director, alternate director or officer of the Company to comply with the Business Corporations Act or these Articles does not invalidate any indemnity to which he or she is entitled under this Part.

21.5           Company May Purchase Insurance

The Company may purchase and maintain insurance for the benefit of any person (or his or her heirs or legal personal representatives) who:

(1)	is or was a director, alternate director, officer, employee or agent of the Company;

(2)	is or was a director, alternate director, officer, employee or agent of a corporation at a time when the corporation is or was an affiliate of the Company;

(3)	at the request of the Company, is or was a director, alternate director, officer, employee or agent of a corporation or of a partnership, trust, joint venture or other unincorporated entity;

(4)	at the request of the Company, holds or held a position equivalent to that of a director, alternate director or officer of a partnership, trust, joint venture or other unincorporated entity;

against any liability incurred by him or her as such director, alternate director, officer, employee or agent or person who holds or held such equivalent position.

22.           DIVIDENDS

22.1           Payment of Dividends Subject to Special Rights

The provisions of this Article 22 are subject to the rights, if any, of shareholders holding shares with special rights as to dividends.

22.2           Declaration of Dividends

Subject to the Business Corporations Act, the directors may from time to time declare and authorize payment of such dividends as they may deem advisable.

22.3           No Notice Required

The directors need not give notice to any shareholder of any declaration under Article 22.2.

22.4           Record Date

The directors may set a date as the record date for the purpose of determining shareholders entitled to receive payment of a dividend. The record date must not precede the date on which the dividend is to be paid by more than two months. If no record date is set, the record date is 5 p.m. on the date on which the directors pass the resolution declaring the dividend.

22.5           Manner of Paying Dividend

A resolution declaring a dividend may direct payment of the dividend wholly or partly by the distribution of specific assets or of fully paid shares or of bonds, debentures or other securities of the Company, or in any one or more of those ways.

22.6           Settlement of Difficulties

If any difficulty arises in regard to a distribution under Article 22.5, the directors may settle the difficulty as they deem advisable, and, in particular, may:

(1)	set the value for distribution of specific assets;

(2)
determine that cash payments in substitution for all or any part of the specific assets to which any shareholders are entitled may be made to any shareholders on the basis of the value so fixed in order to adjust the rights of all parties; and

(3)	vest any such specific assets in trustees for the persons entitled to the dividend.

22.7           When Dividend Payable

Any dividend may be made payable on such date as is fixed by the directors.

22.8           Dividends to be Paid in Accordance with Number of Shares

All dividends on shares of any class or series of shares must be declared and paid according to the number of such shares held.

22.9           Receipt by Joint Shareholders

If several persons are joint shareholders of any share, any one of them may give an effective receipt for any dividend, bonus or other money payable in respect of the share.

22.10         Dividend Bears No Interest

No dividend bears interest against the Company.

22.11         Fractional Dividends

If a dividend to which a shareholder is entitled includes a fraction of the smallest monetary unit of the currency of the dividend, that fraction may be disregarded in making payment of the dividend and that payment represents full payment of the dividend.

22.12         Payment of Dividends

Any dividend or other distribution payable in cash in respect of shares may be paid by cheque, made payable to the order of the person to whom it is sent, and mailed to the address of the shareholder, or in the case of joint shareholders, to the address of the joint shareholder who is first named on the central securities register, or to the person and to the address the shareholder or joint shareholders may direct in writing. The mailing of such cheque will, to the extent of the sum represented by the cheque (plus the amount of the tax required by law to be deducted), discharge all liability for the dividend unless such cheque is not paid on presentation or the amount of tax so deducted is not paid to the appropriate taxing authority.

22.13         Capitalization of Retained Earnings or Surplus

Notwithstanding anything contained in these Articles, the directors may from time to time capitalize any retained earnings or surplus of the Company and may from time to time issue, as fully paid, shares or any bonds, debentures or other securities of the Company as a dividend representing the retained earnings or surplus or any part thereof.

23.        DOCUMENTS, RECORDS AND REPORTS

23.1           Recording of Financial Affairs

The directors must cause adequate accounting records to be kept to record properly the financial affairs and condition of the Company and to comply with the Business Corporations Act.

23.2           Inspection of Accounting Records

Unless the directors determine otherwise, or unless otherwise determined by ordinary resolution, no shareholder of the Company is entitled to inspect or obtain a copy of any accounting records of the Company.

24.        NOTICES

24.1           Method of Giving Notice

Unless the Business Corporations Act or these Articles provides otherwise, a notice, statement, report or other record required or permitted by the Business Corporations Act or these Articles to be sent by or to a person may be sent by any one of the following methods:

(1)	mail addressed to the person at the applicable address for that person as follows:

(a)	for a record mailed to a shareholder, the shareholder’s registered address;

(b)
for a record mailed to a director or officer, the prescribed address for mailing shown for the director or officer in the records kept by the Company or the mailing address provided by the recipient for the sending of that record or records of that class;

(c)	in any other case, the mailing address of the intended recipient;

(2)	delivery at the applicable address for that person as follows, addressed to the person:

(a)	for a record delivered to a shareholder, the shareholder’s registered address;

(b)
for a record delivered to a director or officer, the prescribed address for delivery shown for the director or officer in the records kept by the Company or the delivery address provided by the recipient for the sending of that record or records of that class;

(c)	in any other case, the delivery address of the intended recipient;

(3)	fax to the fax number provided by the intended recipient for the sending of that record or records of that class;

(4)	email to the email address provided by the intended recipient for the sending of that record or records of that class; and

(5)	physical delivery to the intended recipient.

24.2           Deemed Receipt

A notice, statement, report or other record that is:

(1)
mailed to a person by ordinary mail to the applicable address for that person referred to in Article 24.1 is deemed to be received by the person to whom it was mailed on the day, Saturdays, Sundays and holidays excepted, following the date of mailing;

(2)	faxed to a person to the fax number provided by that person referred to in Article 24.1 is deemed to be received by that person to whom it was faxed on the day it was faxed; and

(3)	emailed to a person to the email address provided by that person referred to in Article 24.1 is deemed to be received by the person to whom it was emailed on the day it was emailed.

24.3           Certificate of Sending

A certificate signed by the secretary, if any, or other officer of the Company or of any other corporation acting in that behalf for the Company stating that a notice, statement, report or other record was addressed as required by Article 24.1, prepaid and mailed or otherwise sent as permitted by Article 24.1 is conclusive evidence of that fact.

24.4           Notice to Joint Shareholders

A notice, statement, report or other record may be provided by the Company to the joint shareholders of a share by providing the notice to the joint shareholder first named in the central securities register in respect of the share.

24.5           Notice to Trustees

A notice, statement, report or other record may be provided by the Company to the persons entitled to a share in consequence of the death, bankruptcy or incapacity of a shareholder by:

(1)           mailing the record, addressed to them:

(a)	by name, by the title of the legal personal representative of the deceased or incapacitated shareholder, by the title of trustee of the bankrupt shareholder or by any similar description; and

(b)	at the address, if any, supplied to the Company for that purpose by the persons claiming to be so entitled; or

(2)
if an address referred to in paragraph (1)(b) has not been supplied to the Company, by giving the notice in a manner in which it might have been given if the death, bankruptcy or incapacity had not occurred.

25.        SEAL

25.1           Who May Attest Seal

Except as provided in Articles 25.2 and 25.3, the Company's seal, if any, must not be impressed on any record except when that impression is attested by the signatures of:

(1)	any two directors;

(2)	any officer, together with any director;

(3)	if the company only has one director, that director; or

(4)	any one or more directors or officers or persons as may be determined by the directors.

25.2           Sealing Copies

For the purpose of certifying under seal a certificate of incumbency of the directors or officers of the Company or a true copy of any resolution or other document, despite Article 25.1, the impression of the seal may be attested by the signature of any director or officer.

25.3           Mechanical Reproduction of Seal

The directors may authorize the seal to be impressed by third parties on share certificates or bonds, debentures or other securities of the Company as they may determine appropriate from time to time. To enable the seal to be impressed on any share certificates or bonds, debentures or other securities of the Company, whether in definitive or interim form, on which facsimiles of any of the signatures of the directors or officers of the Company are, in accordance with the Business Corporations Act or these Articles, printed or otherwise mechanically reproduced, there may be delivered to the person employed to engrave, lithograph or print such definitive or interim share certificates or bonds, debentures or other securities one or more unmounted dies reproducing the seal and the chair of the board or any senior officer together with the secretary, treasurer, secretary-treasurer, an assistant secretary, an assistant treasurer or an assistant secretary-treasurer may in writing authorize such person to cause the seal to be impressed on such definitive or interim share certificates or bonds, debentures or other securities by the use of such dies. Share certificates or bonds, debentures or other securities to which the seal has been so impressed are for all purposes deemed to be under and to bear the seal impressed on them.

26.        SPECIAL RIGHTS AND RESTRICTIONS ATTACHING TO PREFERRED SHARES

26.1           Voting

Subject to the rights of the holders of preferred shares to vote at a class meeting of the holders of such shares, the holders of preferred shares are not entitled to receive notice of, or attend and vote at, any meetings of the shareholders of the Company.

26.2           Winding Up

In the event of the liquidation, dissolution or winding up of the Company or other distribution of property or assets of the Company among its shareholders for the purpose of winding up its affairs, each holder of a preferred share will be entitled, as such, in respect of each such share to receive from the property and assets of the Company an amount equal to the price paid by the holder to the Company for each such share before any amount shall be paid or any property or assets of the Company distributed to the holders of any other class of shares of the Company, but shall not be entitled to share any further in the distribution of the property or assets of the Company.